UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: December 31, 2010

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

December 31, 2010

Annual Repor t

Western Asset

Absolute Return

Portfolio

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Western Asset Absolute Return Portfolio

Fund objective

The Fund seeks to maximize long-term total return.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Absolute Return Portfolio for the twelve-month reporting period ended December 31, 2010. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

President

February 9, 2011

Western Asset Absolute Return Portfolio	III

Investment commentary

Economic review

Despite continued headwinds from high unemployment and issues in the housing market, the U.S. economy continued to expand over the twelve months ended December 31, 2010. Toward the end of the reporting period, fears regarding moderating economic growth were replaced with optimism for a strengthening economy in 2011. With investor sentiment improving, U.S. equities moved sharply higher in the fourth quarter, while rising interest rates negatively impacted some sectors of the fixed-income market. All told, during 2010, investors who took on additional risk in their portfolios were generally rewarded.

In September 2010, the National Bureau of Economic Research (“NBER”), the organization charged with determining when recessions start and end, announced that the recession that began in December 2007 had concluded in June 2009. However, the NBER said, “In determining that a trough occurred in June 2009, the committee did not conclude that economic conditions since that month have been favorable or that the economy has returned to operating at normal capacity.” The NBER’s point is well-taken given continued areas of weakness in the U.S. economy.

Although the U.S. Department of Commerce continued to report positive U.S. gross domestic product (“GDP”)i growth, the expansion has moderated since peaking at 5.0% in the fourth quarter of 2009. A slower drawdown in business inventories and renewed consumer spending were contributing factors spurring the economy’s solid growth at the end of 2009. However, the economy grew at a more modest pace in 2010. According to the Commerce Department, GDP growth was 3.7%, 1.7% and 2.6% during the first, second and third quarters of 2010, respectively. The initial estimate for fourth quarter GDP was a 3.2% expansion.

Turning to the job market, while the unemployment rate moved lower in December 2010, it remained elevated throughout the reporting period. While 384,000 new jobs were created during the fourth quarter and the unemployment rate fell from 9.8% in November to 9.4% in December 2010, there continued to be some disturbing trends in the labor market. The unemployment rate has now exceeded 9.0% for twenty consecutive months, the longest period since the government began tracking this data in 1949. In addition, the U.S. Department of Labor reported in December that a total of 14.5 million Americans looking for work have yet to find a job, and 44% of these individuals have been out of work for more than six months.

There was mixed news in the housing market during the period. According to the National Association of Realtors (“NAR”), existing-home sales increased 7.0% and 8.0% in March and April, respectively, after sales had fallen for the period from December 2009 through February 2010. The rebound was largely attributed to people rushing to take advantage of the government’s $8,000 tax credit for first-time home buyers that expired at the end of April. However, with the end of the tax credit, existing-home sales then declined from May through July. Sales then generally rose from August through the end of the year. In total, existing-home sales volume in 2010 was 4.9 million, the lowest amount since 1997. Looking at home prices, the NAR reported that the median existing-home price for all housing types rose a tepid 0.3% in 2010. The inventory of unsold homes was an 8.1 month supply in December at the current sales level, versus a 9.5 month supply in November.

The manufacturing sector was one area of the economy that remained relatively strong during 2010. Based on the Institute for Supply Management’s PMIii, the manu-

IV	Western Asset Absolute Return Portfolio

Investment commentary (cont’d)

facturing sector has grown seventeen consecutive months since it began expanding in August 2009. After reaching a six-year peak of 60.4 in April 2010 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion), PMI data indicated somewhat more modest growth through the remainder of the year. However, in December, the manufacturing sector expanded at its fastest pace in seven months, with a reading of 57.0 versus 56.6 in November.

Financial market overview

The financial markets experienced several periods of volatility during the reporting period that tested the resolve of novice and experienced investors alike. During most of the first four months of the reporting period, the financial markets were largely characterized by healthy investor risk appetite and solid results by stocks and lower-quality bonds. The market then experienced sharp sell-offs in late April and in May, and again beginning in mid-November. During those periods, investors tended to favor the relative safety of U.S. Treasury securities. However, these setbacks proved to be only temporary and, in each case, risk aversion was replaced with solid demand for riskier assets.

Due to signs that certain areas of the economy were moderating in the second half of the reporting period, the Federal Reserve Board (“Fed”)iii took further actions to spur the economy. At its August 10th meeting, the Fed announced an ongoing program that calls for using the proceeds from expiring agency debt and agency mortgage-backed securities to purchase longer-dated Treasury securities.

In addition, the Fed remained cautious throughout the reporting period given pockets of weakness in the economy. At its meeting in September 2010, the Fed said, “The Committee will continue to monitor the economic outlook and financial developments and is prepared to provide additional accommodation if needed to support the economic recovery. . . .” This led to speculation that the Fed may again move to purchase large amounts of agency and Treasury securities in an attempt to avoid a double-dip recession and ward off deflation.

The Fed then took additional action in early November. Citing that “the pace of recovery in output and employment continues to be slow,” the Fed announced another round of quantitative easing to help stimulate the economy, entailing the purchase of $600 billion of long-term U.S. Treasury securities by the end of the second quarter of 2011. This, coupled with the Fed’s previously announced program to use the proceeds of expiring securities to purchase Treasuries, means it could buy a total of $850 billion to $900 billion of Treasury securities by the end of June 2011. At its final meeting of the year in December, the Fed said it “will regularly review the pace of its securities purchases and the overall size of the asset-purchase program in light of incoming information and will adjust the program as needed to best foster maximum employment and price stability.”

Fixed-income market review

Continuing the trend that began in the second quarter of 2009, nearly every spread sector (non-Treasury) outperformed equal-durationiv Treasuries during most of the first four months of the reporting period. Over that time, investor confidence was high given encouraging economic data, continued low interest rates, benign inflation and rebounding corporate profits. Robust investor appetite was then replaced with heightened risk aversion toward the end of April and during the month of May. This was due to the escalating sovereign debt crisis in Europe, uncertainties regarding new financial reforms in the U.S. and some worse-than-expected economic

Western Asset Absolute Return Portfolio	V

data. Most spread sectors then produced positive absolute returns in June and July, as investor demand for these securities again increased. There was another bout of risk aversion in August, given fears that the economy may slip back into a recession. However, with the Fed indicating the possibility of another round of quantitative easing, most spread sectors rallied in September and October. The spread sectors started to weaken again toward the middle of November as financial troubles in Ireland resulted in a re-emergence of the European sovereign debt crisis. While several spread sectors regained their footing in December, others remained weak given ongoing uncertainties in Europe and concerns regarding economic growth in China and its potential impact on the global economy.

Both short- and long-term Treasury yields fluctuated but, overall, moved lower during the twelve months ended December 31, 2010. When the period began, two- and ten-year Treasury yields were 1.14% and 3.85%, respectively. On April 5, 2010, two- and ten-year Treasury yields peaked at 1.18% and 4.01%, respectively. Subsequent to hitting their highs for the period, yields largely declined during much of the next six months, with two-year Treasuries hitting their low for the year of 0.33% on November 4, 2010. Ten-year Treasuries reached their 2010 trough of 2.41% in early October. Yields then moved sharply higher given expectations for stronger growth in 2011 and the potential for rising inflation. When the period ended on December 31, 2010, two-year Treasury yields were 0.61% and ten-year Treasury yields were 3.30%. For the twelve months ended December 31, 2010, the Barclays Capital U.S. Aggregate Indexv returned 6.54%.

The U.S. high-yield bond market produced strong results during the reporting period. The asset class posted positive returns during each month, except for May and November 2010 when risk aversion rose sharply. The high-yield market was supported by better-than-expected corporate profits and overall strong investor demand. All told, the Barclays Capital U.S. High Yield – 2% Issuer Cap Indexvi returned 14.94% for the twelve months ended December 31, 2010.

Emerging market debt prices rallied over the reporting period, posting positive returns each month during the period except for May, November and December 2010. This solid performance was triggered by strong economic growth in many emerging market countries, solid domestic demand and generally robust investor demand for the asset class. The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vii returned 12.04% over the twelve months ended December 31, 2010.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

President

January 28, 2011

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

VI	Western Asset Absolute Return Portfolio

Investment commentary (cont’d)

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

[v]

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi

The Barclays Capital U.S. High Yield – 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

vii

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

Western Asset Absolute Return Portfolio 2010 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s investment objective is to maximize long-term total return. The Fund has a flexible investment strategy and will invest in a variety of securities and instruments and use a variety of investment techniques in pursuing its objective. Under normal market conditions, the Fund will invest at least 50% of its net assets in debt and fixed-income securities rated at least Baa or BBB (“investment grade”) at the time of purchase by one or more nationally recognized statistical rating organizations or, if unrated, securities that we deem to be of comparable quality. The Fund may invest in lower-rated, higher- yielding securities and U.S. dollar- and non-U.S. dollar-denominated instruments of governments and corporations. The Fund may also enter into various derivative transactions for both hedging and non-hedging purposes, including for purposes of enhancing returns. These derivative transactions include, but are not limited to, bond and interest rate futures, options on bonds, options on bond and interest rate futures, swaps, forwards, options on swaps, options on forwards and commodity and commodity index futures, options, swaps and structured notes.

We use fundamental investment techniques to select issues. In deciding among the securities and instruments in which the Fund may invest, we may take into account the credit quality, country of issue, interest rate, liquidity, maturity and yield of a security or instrument as well as other factors, including the Fund’s dollar-weighted average effective durationi and prevailing or anticipated market conditions. Although the Fund may invest in debt and fixed-income securities of any maturity, under normal market conditions, the dollar-weighted average effective duration of the Portfolio, including futures positions, is expected to range within -5 to ten years. Although the Fund may invest in debt and fixed-income securities of any credit quality, including securities that are in default, under normal market conditions, it is expected that the Fund will maintain a dollar-weighted average credit quality of portfolio holdings of at least Baa/BBB or their equivalent.

At Western Asset Management Company (“Western Asset”), the Fund’s adviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the twelve months ended December 31, 2010, the riskier segments of the fixed-income market produced strong results and outperformed U.S. Treasuries. This was due, in part, to improving economic conditions following the lengthy downturn from mid-2008 through mid-2009. Also supporting the spread sectors (non-U.S. Treasuries) was overall solid demand from investors seeking incremental yields given the low rates available from short-term fixed-income securities.

The spread sectors rallied during most of the reporting period, with notable exceptions being in late April and May 2010, as well as August and November 2010. Starting toward the end of April, there was a “flight to quality,” triggered by concerns regarding the escalating sovereign debt crisis in Europe. In addition, investor sentiment was negatively impacted by uncertainties surrounding financial reform legislation in the U.S. and signs that economic growth was moderating. Collectively, this caused investors to flock to the relative safety of Treasury

2	Western Asset Absolute Return Portfolio 2010 Annual Report

Fund overview (cont’d)

securities, driving their yields lower and prices higher.

Robust investor risk appetite largely resumed during June and July, and again in September and October. These turnarounds occurred as the situation in Europe appeared to stabilize, the financial reform bill was signed into law and the Federal Reserve Board (“Fed”)ii continued to indicate that it would keep short-term rates low for an extended period. Investor risk aversion briefly returned in November when fears regarding the European debt crisis re-emerged. However, investor sentiment improved in December, given expectations for strengthening economic conditions in 2011.

The yields on two- and ten-year Treasuries began the fiscal year at 1.14% and 3.85%, respectively. Treasury yields fluctuated during the twelve-month reporting period given mixed signals regarding the economy and uncertainties regarding Fed monetary policy. Yields moved sharply lower in October 2010 in anticipation of additional quantitative easing (“QE2”) by the Fed. Yields then reversed course toward the end of the period as certain economic data were stronger than expected and there were concerns regarding future inflation. During the fiscal year, two-year Treasury yields moved as high as 1.18% and as low as 0.33%, while ten-year Treasuries rose as high as 4.01% and fell as low as 2.41%. On December 31, 2010, yields on two- and ten-year Treasuries were 0.61% and 3.30%, respectively. All told, the Barclays Capital U.S. Aggregate Indexiii returned 6.54% for the twelve months ended December 31, 2010.

When the reporting period began in January 2010, there continued to be concerns regarding future inflation given signs of improving economic conditions in many regions of the world. However, fears of inflation were then replaced with fears of deflation as economic data pointed to a slowdown in developed country growth. There was another turnaround in the expectations for inflation during the latter portion of the period, given the prospect for additional quantitative easing in a number of developed countries, including the U.S. and Japan. This was evident by the solid performance of many inflation-linked bonds, as well as rising oil prices and record-high gold prices. Even though inflation, as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”)iv, was a relatively tepid 1.5% during the twelve-month period ended December 31, 2010, inflation-protected securities produced solid results. Over the reporting period, the Barclays Capital U.S. TIPS Indexv gained 6.31%.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund during the reporting period. We reduced our exposure to certain investment grade and high-yield bonds to capture profits. We also lowered the Fund’s overall risk exposure, increasing our allocation to cash and U.S. Treasuries.

The Fund used U.S. Treasury and Eurodollar futures and options, interest rate swaps and total return swaps to manage our durationvi and yield curvevii exposure. Euro-bund futures were utilized to manage exposure to the German yield curve. Credit default swaps were utilized to manage our exposure to the credit sector. Total return swaps were used to manage mortgage sector exposure. Currency forwards were used to manage our non-U.S. dollar exposure. Overall, the use of these derivative instruments detracted from performance during the reporting period.

Performance review

For the twelve months ended December 31, 2010, Class I shares of Western Asset Absolute Return Portfolio returned 8.14%. The Fund’s unmanaged benchmarks, the Barclays Capital U.S. Aggregate Index and the BofA Merrill Lynch Constant Maturity

Western Asset Absolute Return Portfolio 2010 Annual Report	3

3-Month LIBOR Indexviii, returned 6.54% and 0.33%, respectively, for the same period. The Lipper Flexible Income Funds Category Average1 returned 10.86% over the same time frame.

Performance Snapshot as of December 31, 2010 (unaudited)
	6 months	12 months
Western Asset Absolute Return Portfolio:
Class IS2	3.85%	8.15%
Class I2	3.85%	8.14%
Class FI2	3.83%	7.99%
Barclays Capital U.S. Aggregate Index	1.15%	6.54%
BofA Merrill Lynch Constant Maturity 3-Month LIBOR Index	0.23%	0.33%
Lipper Flexible Income Funds Category Average[1]	6.09%	10.86%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include the deduction of taxes that a shareholder would pay on Fund distributions. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Performance figures reflect compensating balance arrangements, expense reimbursements and/or fee waivers, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended December 31, 2010 for Class IS, Class I and Class FI shares were 3.08%, 3.06% and 2.83%, respectively. Absent current expense reimbursements and/or fee waivers, the 30-Day SEC Yields for Class IS, Class I and Class FI shares would have been 3.06%, 3.05% and 2.72%, respectively. The 30-Day SEC Yield is the average annualized net investment income per share for the 30-day period indicated and is subject to change.

Total Annual Operating Expenses (unaudited)

As of the Fund’s most current prospectus dated April 30, 2010, the gross total operating expense ratios for Class IS, Class I and Class FI shares were 0.84%, 0.85% and 1.42%, respectively.

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, deferred organizational expenses and extraordinary expenses, to average net assets will not exceed 0.80% for Class IS shares, 0.80% for Class I shares and 1.05% for Class FI shares. This expense limitation arrangement cannot be terminated prior to April 30, 2011 without the Board of Directors’ consent.

The manager is permitted to recapture amounts forgone or reimbursed to a class within three years after the day on which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen below the lower of the limit described above or the limit then in effect.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s absolute performance during the reporting period was our allocation to the investment grade bond market. The asset class performed well given generally better-than-expected corporate profits and overall

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2010, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 16 funds for the six-month period and among the 14 funds for the twelve-month period in the Fund’s Lipper category.

[2]

Class IS, Class I and Class FI shares were formerly known as Institutional Select Class, Institutional Class and Financial Intermediary Class shares, respectively. Fund share classes were renamed in April 2010.

4	Western Asset Absolute Return Portfolio 2010 Annual Report

Fund overview (cont’d)

robust investor demand. Within the sector, our Financials holdings Citigroup Inc. and Wells Fargo produced the best results. Our exposure to UnitedHealth Group Inc. was also a strong contributor.

Our exposure to non-agency MBS also enhanced results. The combination of the government’s aggressive programs to aid the housing market and signs that housing prices appeared to be stabilizing helped these securities generate strong results. In addition, the sector was supported by ongoing demand from asset managers participating in the Public-Private Investment Program (“PPIP”).

Our allocation to high-yield bonds was rewarded. Spreads within the sector significantly narrowed during the fourth quarter due to overall strong demand and declining default rates. Neiman Marcus Group Inc., HCA Inc. and Ford Motor Credit Co., LLC were the leading contributors within the sector.

Also contributing to performance was our allocation to asset-backed securities. In particular, our exposures to manufactured housing and student loans were additive to performance.

Q. What were the leading detractors from performance?

A. The largest detractor from absolute performance for the period was the Fund’s exposure to non-U.S. dollar securities. In particular, short positions in the Japanese yen and the euro detracted from performance as the yen and euro strengthened versus the U.S. dollar.

Also detracting from results was our exposure to several investment grade bonds, of which Asciano Finance Ltd. and Crown Castle Towers LLC were the poorest performers.

Thank you for your investment in Western Asset Absolute Return Portfolio. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

January 18, 2011

RISKS: Fixed-income securities involve interest rate, credit, inflation and reinvestment risks. As interest rates rise, the value of fixed-income securities falls. High-yield securities include greater price volatility, illiquidity and possibility of default. International investments are subject to special risks including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. The use of leverage may increase volatility and possibility of loss. Potential active and frequent trading may result in higher transaction costs and increased investor liability. Asset-backed, mortgage-backed or mortgage- related securities are subject to prepayment and extension risks. Derivatives, such as options, futures and swaps, can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of December 31, 2010 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 13 through 28 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2010 were: Corporate Bonds & Notes (41.2%), U.S. Government & Agency Obligations (24.3%), Collateralized Mortgage Obligations (11.3%), Asset-Backed Securities (7.2%) and Collateralized Senior Loans (4.8%). The Fund’s portfolio composition is subject to change at any time.

Western Asset Absolute Return Portfolio 2010 Annual Report	5

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

Effective duration measures the expected sensitivity of market price to changes in interest rates, taking into account the effects of structural complexities. (For example, some bonds can be prepaid by the issuer.)

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iv

The Consumer Price Index for All Urban Consumers (“CPI-U”) is a measure of the average change in prices over time of goods and services purchased by households, which covers approximately 87% of the total population and includes, in addition to wage earners and clerical worker households, groups such as professional, managerial and technical workers, the self-employed, short-term workers, the unemployed and retirees and others not in the labor force.

[v]	The Barclays Capital U.S. TIPS Index represents an unmanaged market index made up of U.S. Treasury Inflation-Linked Index securities.

vi

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

viii

The BofA Merrill Lynch Constant Maturity 3-Month LIBOR Index is based on the assumed purchase of a synthetic instrument having three months to maturity and with a coupon equal to the closing quote for three-month LIBOR. That issue is sold the following day (priced at a yield equal to the current day closing three-month LIBOR rate) and is rolled into a new three-month instrument. The Index, therefore, will always have a constant maturity equal to exactly three months.

6	Western Asset Absolute Return Portfolio 2010 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represent the composition of the Fund’s investments as of December 31, 2010 and does not include derivatives such as forward foreign currency contracts, futures contracts, written options and swaps contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Western Asset Absolute Return Portfolio 2010 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2010 and held for the six months ended December 31, 2010.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class IS4	3.85%	$1,000.00	$1,038.50	0.80%	$4.11	Class IS4	5.00%	$1,000.00	$1,021.17	0.80%	$4.08
Class I4	3.85	1,000.00	1,038.50	0.80	4.11	Class I4	5.00	1,000.00	1,021.17	0.80	4.08
Class FI4	3.83	1,000.00	1,038.30	1.05	5.39	Class FI4	5.00	1,000.00	1,019.91	1.05	5.35

[1]	For the six months ended December 31, 2010.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

[4]	In April 2010, Institutional Select Class, Institutional Class and Financial Intermediary Class shares were renamed Class IS, Class I and Class FI shares, respectively.

8	Western Asset Absolute Return Portfolio 2010 Annual Report

Fund performance (unaudited)

Average annual total returns[1]
	Class IS‡	Class I‡	Class FI‡
Twelve Months Ended 12/31/10	8.15%	8.14%	7.99%
Inception* through 12/31/10	10.38	6.59	6.05

Cumulative total returns[1]
Class IS‡ (Inception date of 8/4/08 through 12/31/10)	26.84%
Class I‡ (Inception date of 7/6/06 through 12/31/10)	33.18
Class FI‡ (Inception date of 9/6/06 through 12/31/10)	28.85

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

*	Inception dates for Class IS, I and FI shares are August 4, 2008, July 6, 2006 and September 6, 2006, respectively.

‡	In April 2010, Institutional Select Class, Institutional Class and Financial Intermediary Class were renamed Class IS, Class I and Class FI shares.

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.

Western Asset Absolute Return Portfolio 2010 Annual Report	9

Historical performance

Value of $1,000,000 invested in

Class IS Shares of Western Asset Absolute Return Portfolio vs. Barclays Capital U.S. Aggregate Index and BofA Merrill Lynch Constant Maturity 3-Month LIBOR Index† — August 4, 2008 - December 2010

Value of $1,000,000 invested in

Class I Shares of Western Asset Absolute Return Portfolio vs. Barclays Capital U.S. Aggregate Index and BofA Merrill Lynch Constant Maturity 3-month LIBOR Index† — July 6, 2006 - December 2010

10	Western Asset Absolute Return Portfolio 2010 Annual Report

Fund performance (unaudited) (cont’d)

Historical performance

Value of $1,000,000 invested in

Class FI Shares of Western Asset Absolute Return Portfolio vs. Barclays Capital U.S. Aggregate Index and BofA Merrill Lynch Constant Maturity 3-Month LIBOR Index† — September 6, 2006 - December 2010

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $1,000,000 invested in Class IS, I and FI shares of Western Asset Absolute Return Portfolio on August 4, 2008 (commencement of operations), July 6, 2006 (commencement of operations) and September 6, 2006 (commencement of operations), respectively, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2010. The hypothetical illustration also assumes a $1,000,000 investment in the Barclays Capital U.S. Aggregate Index and the BofA Merrill Lynch Constant Maturity 3-Month LIBOR Index. The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The BofA Merrill Lynch Constant Maturity 3-Month LIBOR Index is based on the assumed purchase of a synthetic instrument having three months to maturity and with a coupon equal to the closing quote for three-month LIBOR. That issue is sold the following day (priced at a yield equal to the current day closing three-month LIBOR rate) and is rolled into a new three-month instrument. The Index, therefore, will always have a constant maturity equal to exactly three months. The Indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

*	In April 2010, Institutional Select Class, Institutional Class and Financial Intermediary Class shares were renamed Class IS, Class I and Class FI, respectively.

Western Asset Absolute Return Portfolio 2010 Annual Report	11

Spread duration (unaudited)

Economic exposure — December 31, 2010

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	—Asset Backed Securities
BAI	—Barclays Capital U.S. Aggregate Index
CMBS	—Commercial Mortgage Backed Securities
EM	—Emerging Market
HY	—High Yield
IG	—Investment Grade
MBS	—Mortgage Backed Securities

WAAR	—Western Asset Absolute Return Portfolio

12	Western Asset Absolute Return Portfolio 2010 Annual Report

Effective duration (unaudited)

Interest rate exposure — December 31, 2010

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	—Asset Backed Securities
BAI	—Barclays Capital U.S. Aggregate Index
CMBS	—Commercial Mortgage Backed Securities
EM	—Emerging Markets
HY	—High Yield
IG	—Investment Grade
MBS	—Mortgage Backed Securities

WAAR	—Western Asset Absolute Return Portfolio

Western Asset Absolute Return Portfolio 2010 Annual Report	13

Schedule of investments

December 31, 2010

Western Asset Absolute Return Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Corporate Bonds & Notes — 41.2%
Consumer Discretionary — 4.6%
Automobiles — 2.8%
Ford Motor Credit Co., LLC, Notes	7.000%	10/1/13	7,800,000	$8,362,380
Hotels, Restaurants & Leisure — 0.1%
Inn of the Mountain Gods Resort & Casino, Senior Notes	12.000%	11/15/10	250,000	130,312	*(a)(b)
MGM MIRAGE Inc., Senior Notes	6.625%	7/15/15	140,000	128,275
MGM Resorts International, Senior Secured Notes	10.375%	5/15/14	45,000	50,513
MGM Resorts International, Senior Secured Notes	11.125%	11/15/17	105,000	120,750
Total Hotels, Restaurants & Leisure				429,850
Media — 1.5%
Charter Communications Operating LLC/Charter Communications Operating Capital, Senior Secured Notes	10.875%	9/15/14	160,000	178,800	(c)
Comcast Cable Communications LLC, Notes	8.875%	5/1/17	70,000	87,456
Comcast Corp.	5.700%	5/15/18	2,350,000	2,586,236
DISH DBS Corp., Senior Notes	7.875%	9/1/19	400,000	418,000
Gannett Co. Inc.	6.375%	4/1/12	40,000	41,200
News America Inc., Senior Notes	6.650%	11/15/37	50,000	55,379
United Business Media Ltd., Notes	5.750%	11/3/20	920,000	883,255	(c)
Virgin Media Finance PLC, Senior Notes	9.125%	8/15/16	155,000	165,075
Total Media				4,415,401
Multiline Retail — 0.2%
Neiman Marcus Group Inc., Senior Notes	9.000%	10/15/15	505,212	529,210	(d)
Total Consumer Discretionary				13,736,841
Consumer Staples — 3.5%
Food & Staples Retailing — 2.9%
CVS Corp.	9.350%	1/10/23	500,000	515,270	(c)
CVS Pass-Through Trust, Secured Notes	5.298%	1/11/27	27,317	27,113	(c)(e)
CVS Pass-Through Trust, Secured Notes	5.880%	1/10/28	41,078	41,680
CVS Pass-Through Trust, Secured Notes	6.036%	12/10/28	92,787	95,162
Delhaize Group, Senior Notes	6.500%	6/15/17	3,014,000	3,416,890
Kroger Co., Senior Notes	6.150%	1/15/20	1,100,000	1,246,477
Safeway Inc., Senior Debentures	7.250%	2/1/31	1,360,000	1,517,426
The Kroger Co.	5.000%	4/15/13	1,620,000	1,745,305
Total Food & Staples Retailing				8,605,323
Food Products — 0.1%
Kraft Foods Inc., Senior Notes	5.375%	2/10/20	430,000	462,796

See Notes to Financial Statements.

14	Western Asset Absolute Return Portfolio 2010 Annual Report

Schedule of investments (cont’d)

December 31, 2010

Western Asset Absolute Return Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Household Products — 0.2%
Reynolds Group DL Escrow Inc./Reynolds Group Escrow LLC, Senior Secured Notes	7.750%	10/15/16	465,000	$491,737	(c)
Tobacco — 0.3%
Lorillard Tobacco Co., Senior Notes	8.125%	6/23/19	900,000	1,001,457
Total Consumer Staples				10,561,313
Energy — 4.8%
Oil, Gas & Consumable Fuels — 4.8%
Anadarko Petroleum Corp., Senior Notes	5.950%	9/15/16	540,000	580,116
Anadarko Petroleum Corp., Senior Notes	6.375%	9/15/17	290,000	315,899
Belden & Blake Corp., Secured Notes	8.750%	7/15/12	1,060,000	1,012,300
BP Capital Markets PLC, Senior Notes	3.125%	10/1/15	650,000	649,554
Chesapeake Energy Corp., Senior Notes	6.500%	8/15/17	100,000	100,500
Chesapeake Energy Corp., Senior Notes	7.250%	12/15/18	55,000	56,925
Compagnie Generale de Geophysique-Veritas, Senior Notes	7.750%	5/15/17	250,000	256,250
El Paso Corp., Senior Subordinated Notes	7.000%	6/15/17	1,690,000	1,783,482
Energy Transfer Partners LP, Senior Notes	6.700%	7/1/18	3,800,000	4,310,986
Kinder Morgan Energy Partners LP, Senior Notes	6.000%	2/1/17	1,000,000	1,104,054
LUKOIL International Finance BV, Senior Notes	7.250%	11/5/19	480,000	516,624	(c)
Newfield Exploration Co., Senior Notes	6.625%	4/15/16	1,330,000	1,366,575
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	800,000	830,054
Ras Laffan Liquefied Natural Gas Co., Ltd. III, Senior Secured Bonds	6.750%	9/30/19	440,000	508,164	(c)
SandRidge Energy Inc., Senior Toggle Notes	8.625%	4/1/15	720,000	737,100	(d)
TNK-BP Finance SA	6.625%	3/20/17	232,000	246,500	(c)
TNK-BP Finance SA, Senior Notes	7.500%	7/18/16	192,000	212,400	(c)
Total Energy				14,587,483
Financials — 14.5%
Capital Markets — 3.7%
Goldman Sachs Capital II, Junior Subordinated Bonds	5.793%	6/1/12	60,000	50,850	(f)(g)
Goldman Sachs Group Inc., Senior Notes	6.150%	4/1/18	1,800,000	1,982,147
Kaupthing Bank HF, Senior Notes	7.625%	2/28/15	3,130,000	837,275	(b)(c)(h)
Kaupthing Bank HF, Subordinated Notes	7.125%	5/19/16	240,000	0	(b)(c)(e)(h)(l)
Lehman Brothers Holdings Capital Trust VII, Medium-Term Notes	5.857%	5/31/12	100,000	10	(f)(g)(h)
Lehman Brothers Holdings Inc., Medium-Term Notes	6.750%	12/28/17	2,350,000	235	(h)
Merrill Lynch & Co. Inc., Senior Notes	5.450%	2/5/13	3,490,000	3,681,231
Merrill Lynch and Co. Inc.	6.050%	5/16/16	1,980,000	2,040,016

See Notes to Financial Statements.

Western Asset Absolute Return Portfolio 2010 Annual Report	15

Western Asset Absolute Return Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Capital Markets — continued
Morgan Stanley, Medium-Term Notes	6.625%	4/1/18	2,160,000	$2,343,101
Total Capital Markets				10,934,865
Commercial Banks — 2.5%
BAC Capital Trust XIV, Junior Subordinated Notes	5.630%	3/15/12	40,000	28,408	(f)(g)
Barclays Bank PLC, Senior Notes	5.125%	1/8/20	740,000	755,730
BPCE SA, Subordinated Bonds	12.500%	9/30/19	1,022,000	1,174,625	(c)(f)(g)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	760,000	780,900	(c)(f)(g)
Glitnir Banki HF, Notes	6.375%	9/25/12	680,000	202,300	(b)(c)(h)
Glitnir Banki HF, Subordinated Bonds	7.451%	9/14/16	100,000	0	(b)(c)(e)(g)(h)(l)
Glitnir Banki HF, Subordinated Notes	6.693%	6/15/16	1,810,000	0	(b)(c)(e)(h)(l)
HBOS Capital Funding LP, Tier 1 Notes, Perpetual Bonds	6.071%	6/30/14	230,000	187,450	(c)(f)(g)
ICICI Bank Ltd., Subordinated Bonds	6.375%	4/30/22	442,000	443,132	(c)(f)
Landsbanki Islands HF, Senior Notes	6.100%	8/25/11	2,190,000	240,900	(b)(c)(h)
Lloyds TSB Bank PLC, Medium-Term Notes, Senior Notes	4.375%	1/12/15	745,000	744,830	(c)
Lloyds TSB Bank PLC, Notes	5.800%	1/13/20	745,000	735,587	(c)
Royal Bank of Scotland Group PLC, Senior Subordinated Notes	6.375%	2/1/11	500,000	501,615
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	1,020,000	981,217
Wachovia Corp., Subordinated Notes	5.625%	10/15/16	730,000	794,125
Total Commercial Banks				7,570,819
Consumer Finance — 2.9%
Ally Financial Inc., Senior Notes	6.625%	5/15/12	949,000	984,587
Ally Financial Inc., Senior Notes	7.500%	12/31/13	273,000	292,792
Ally Financial Inc., Subordinated Notes	8.000%	12/31/18	185,000	195,638
American Express Co., Subordinated Debentures	6.800%	9/1/66	40,000	39,600	(f)
American General Finance Corp., Medium-Term Notes	6.900%	12/15/17	410,000	331,075
Caterpillar Financial Services Corp., Medium-Term Notes	5.450%	4/15/18	500,000	548,714
Ford Motor Credit Co., LLC, Senior Notes	7.000%	4/15/15	670,000	719,990
Ford Motor Credit Co., LLC, Senior Notes	12.000%	5/15/15	1,610,000	2,025,282
GMAC Inc., Senior Notes	6.875%	9/15/11	949,000	975,097
GMAC Inc., Senior Notes	6.000%	12/15/11	1,013,000	1,038,325
HSBC Finance Corp., Senior Subordinated Notes	6.676%	1/15/21	590,000	596,066	(c)
John Deere Capital Corp., Medium-Term Notes	5.350%	4/3/18	800,000	883,946
Total Consumer Finance				8,631,112

See Notes to Financial Statements.

16	Western Asset Absolute Return Portfolio 2010 Annual Report

Schedule of investments (cont’d)

December 31, 2010

Western Asset Absolute Return Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Diversified Financial Services — 3.9%
Air 2 US, Notes	8.027%	10/1/19	669,704	$666,355	(c)
Citigroup Inc.	5.500%	2/15/17	5,570,000	5,765,179
Citigroup Inc., Senior Notes	6.875%	3/5/38	1,250,000	1,386,549
East Lane Re Ltd.	6.287%	5/6/11	300,000	302,250	(c)(f)
General Electric Capital Corp., Senior Notes	5.625%	5/1/18	2,800,000	3,053,439
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	60,000	59,400	(f)
PHH Corp.	7.125%	3/1/13	110,000	109,725
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	500,000	491,875	(c)(f)
Total Diversified Financial Services				11,834,772
Insurance — 1.5%
American International Group Inc., Medium-Term Notes, Senior Notes	5.850%	1/16/18	518,000	534,132
ASIF Global Financing XIX	4.900%	1/17/13	1,400,000	1,442,000	(c)
MetLife Inc., Junior Subordinated Debentures	6.400%	12/15/36	50,000	47,000
Metropolitan Life Global Funding I	5.125%	4/10/13	950,000	1,022,882	(c)
Pacific Life Global Funding, Notes	5.150%	4/15/13	1,040,000	1,111,848	(c)
Teachers Insurance & Annuity Association of America-College Retirement Equity Fund, Notes	6.850%	12/16/39	220,000	257,401	(c)
Total Insurance				4,415,263
Real Estate Investment Trusts (REITs) — 0.0%
Health Care Property Investors Inc.	6.450%	6/25/12	60,000	63,297
Total Financials				43,450,128
Health Care — 4.4%
Biotechnology — 0.1%
Amgen Inc., Senior Notes	4.500%	3/15/20	370,000	384,093
Health Care Equipment & Supplies — 0.2%
Boston Scientific Corp., Senior Notes	6.000%	1/15/20	530,000	552,472
Health Care Providers & Services — 4.1%
AmerisourceBergen Corp.	5.875%	9/15/15	50,000	55,140
HCA Inc., Senior Notes	6.300%	10/1/12	274,000	280,165
HCA Inc., Senior Notes	6.500%	2/15/16	619,000	605,072
HCA Inc., Senior Secured Notes	9.125%	11/15/14	10,000	10,488
HCA Inc., Senior Secured Notes	9.250%	11/15/16	910,000	970,856
HCA Inc., Senior Secured Notes	9.625%	11/15/16	630,000	674,887	(d)
Humana Inc.	8.150%	6/15/38	680,000	761,221
Humana Inc., Senior Notes	7.200%	6/15/18	340,000	384,080
Tenet Healthcare Corp., Senior Secured Notes	9.000%	5/1/15	525,000	582,750

See Notes to Financial Statements.

Western Asset Absolute Return Portfolio 2010 Annual Report	17

Western Asset Absolute Return Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Health Care Providers & Services — continued
Tenet Healthcare Corp., Senior Secured Notes	10.000%	5/1/18	525,000	$611,625
Tenet Healthcare Corp., Senior Secured Notes	8.875%	7/1/19	29,000	32,770
UnitedHealth Group Inc.	4.875%	4/1/13	940,000	1,004,435
UnitedHealth Group Inc., Senior Notes	4.875%	2/15/13	3,000,000	3,193,932
UnitedHealth Group Inc., Senior Notes	6.000%	2/15/18	1,210,000	1,373,527
WellPoint Inc., Notes	5.875%	6/15/17	1,470,000	1,643,167
Total Health Care Providers & Services				12,184,115
Total Health Care				13,120,680
Industrials — 2.2%
Aerospace & Defense — 0.5%
L-3 Communications Corp., Senior Notes	5.200%	10/15/19	520,000	528,643
L-3 Communications Corp., Senior Subordinated Notes	5.875%	1/15/15	130,000	132,437
L-3 Communications Corp., Senior Subordinated Notes	6.375%	10/15/15	960,000	988,800
Total Aerospace & Defense				1,649,880
Airlines — 0.6%
Continental Airlines Inc.	6.820%	5/1/18	60,915	63,352
Continental Airlines Inc., Pass-Through Certificates	9.250%	5/10/17	218,468	241,680
Continental Airlines Inc., Pass-Through Certificates	6.703%	6/15/21	48,224	50,996
Continental Airlines Inc., Pass-Through Certificates, Senior Secured Notes	7.250%	11/10/19	952,927	1,062,514
US Airways Pass-Through Trust	6.850%	1/30/18	265,525	265,761
Total Airlines				1,684,303
Building Products — 0.0%
Masco Corp.	7.125%	8/15/13	50,000	53,675
Commercial Services & Supplies — 0.1%
Republic Services Inc., Senior Notes	5.500%	9/15/19	290,000	316,255
Construction & Engineering — 0.2%
Odebrecht Finance Ltd., Senior Notes	7.000%	4/21/20	470,000	505,250	(c)
Industrial Conglomerates — 0.1%
Leucadia National Corp., Senior Notes	8.125%	9/15/15	250,000	272,500
Road & Rail — 0.6%
Asciano Finance Ltd., Senior Notes	3.125%	9/23/15	1,280,000	1,230,588	(c)
Asciano Finance Ltd., Senior Notes	4.625%	9/23/20	640,000	593,538	(c)
Total Road & Rail				1,824,126
Trading Companies & Distributors — 0.1%
Ashtead Capital Inc., Notes	9.000%	8/15/16	200,000	208,500	(c)
Total Industrials				6,514,489

See Notes to Financial Statements.

18	Western Asset Absolute Return Portfolio 2010 Annual Report

Schedule of investments (cont’d)

December 31, 2010

Western Asset Absolute Return Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Information Technology — 0.3%
Semiconductors & Semiconductor Equipment — 0.3%
National Semiconductor Corp., Senior Notes	6.600%	6/15/17	720,000	$795,423
Materials — 1.6%
Containers & Packaging — 0.1%
Ball Corp., Senior Notes	6.750%	9/15/20	400,000	420,000
Metals & Mining — 1.3%
Freeport-McMoRan Copper & Gold Inc., Senior Notes	8.375%	4/1/17	1,910,000	2,112,937
Steel Dynamics Inc., Senior Notes	7.750%	4/15/16	410,000	431,525
Teck Resources Ltd., Senior Secured Notes	9.750%	5/15/14	15,000	18,771
Teck Resources Ltd., Senior Secured Notes	10.250%	5/15/16	17,000	21,037
Vale Overseas Ltd., Notes	6.875%	11/21/36	636,000	699,589
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	330,000	352,275	(c)
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	160,000	170,400	(c)
Total Metals & Mining				3,806,534
Paper & Forest Products — 0.2%
Georgia-Pacific LLC, Senior Notes	5.400%	11/1/20	640,000	632,755	(c)
Total Materials				4,859,289
Telecommunication Services — 2.8%
Diversified Telecommunication Services — 1.9%
AT&T Inc., Global Notes	5.500%	2/1/18	2,930,000	3,254,884
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	500,000	462,500	(c)
Qwest Corp., Senior Notes	7.500%	10/1/14	190,000	212,800
Verizon Communications Inc.	6.100%	4/15/18	1,150,000	1,306,311
Windstream Corp., Senior Notes	8.625%	8/1/16	480,000	505,200
Total Diversified Telecommunication Services				5,741,695
Wireless Telecommunication Services — 0.9%
America Movil SAB de CV, Senior Notes	5.000%	3/30/20	490,000	509,330
Cricket Communications Inc., Senior Secured Notes	7.750%	5/15/16	315,000	326,812
Crown Castle Towers LLC, Senior Secured Notes	4.883%	8/15/20	1,000,000	961,081	(c)
True Move Co., Ltd.	10.750%	12/16/13	800,000	860,000	(c)
Total Wireless Telecommunication Services				2,657,223
Total Telecommunication Services				8,398,918
Utilities — 2.5%
Electric Utilities — 0.1%
FirstEnergy Corp., Notes	6.450%	11/15/11	83,000	86,377
FirstEnergy Corp., Notes	7.375%	11/15/31	100,000	105,416
Total Electric Utilities				191,793

See Notes to Financial Statements.

Western Asset Absolute Return Portfolio 2010 Annual Report	19

Western Asset Absolute Return Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Gas Utilities — 0.1%
El Paso Performance-Linked Trust Certificates, Senior Notes	7.750%	7/15/11	340,000	$348,051	(c)
Independent Power Producers & Energy Traders — 2.3%
AES Corp., Senior Notes	7.750%	3/1/14	1,300,000	1,387,750
AES Corp., Senior Notes	7.750%	10/15/15	300,000	320,250
Calpine Construction Finance Co. LP and CCFC Finance Corp., Senior Secured Notes	8.000%	6/1/16	355,000	377,187	(c)
Dynegy Inc., Bonds	7.670%	11/8/16	420,000	394,800
Edison Mission Energy, Senior Notes	7.750%	6/15/16	110,000	94,600
Edison Mission Energy, Senior Notes	7.625%	5/15/27	90,000	65,025
Energy Future Holdings Corp., Senior Notes	10.875%	11/1/17	4,000	2,780
Energy Future Holdings Corp., Senior Notes	11.250%	11/1/17	1,193,334	716,000	(d)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	2,395,000	2,469,899
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	915,837	1,016,579
NRG Energy Inc., Senior Notes	7.375%	2/1/16	250,000	256,250
Total Independent Power Producers & Energy Traders				7,101,120
Total Utilities				7,640,964
Total Corporate Bonds & Notes (Cost — $124,280,163)				123,665,528
Asset-Backed Securities — 7.2%
ABSC Manufactured Housing Contract, 2004-CN1	8.400%	12/2/30	170,000	162,350	(c)(f)
ACE Securities Corp., 2006-GP1 A	0.391%	2/25/31	283,094	212,961	(f)
Amortizing Residential Collateral Trust, 2005-BC5 M1	1.296%	7/25/32	540,740	442,597	(f)
Associates Manufactured Housing Pass Through Certificates, 1997-CLB2	8.900%	6/15/28	1,639,906	1,664,504	(e)
Bear Stearns Asset-Backed Securities Trust, 2006-SD2	0.461%	4/25/36	271,635	265,894	(f)
Bombardier Capital Mortgage Securitization Corp., 2000-A A3	7.830%	6/15/30	1,580,577	1,018,938	(f)
Centex Home Equity Loan Trust, 2003-B AF4	3.735%	2/25/32	142,664	128,256
Citigroup Mortgage Loan Trust Inc., 2006-SHL1 A1	0.461%	11/25/45	111,152	97,594	(c)(f)
Citigroup Mortgage Loan Trust Inc., 2007-SHL1 A	0.661%	11/25/46	386,254	200,881	(c)(f)
Educap Student Loan Asset-Backed Notes, 2004-1 B	2.028%	6/25/38	1,500,000	1,320,000	(e)(f)
Education Funding Capital Trust, 2003-3 A6	1.753%	12/15/42	300,000	286,875	(f)
First Franklin Mortgage Loan Asset-Backed Certificates, 2006-FF5 2A5, PO	0.000%	4/25/36	1,050,000	311,062
Fremont Home Loan Trust, 2006-B 2A2	0.361%	8/25/36	482,966	192,059	(f)
GMAC Mortgage Corp. Loan Trust, 2006-HE4 A1	0.441%	12/25/36	1,514,960	973,123	(f)
GSAA Home Equity Trust, 2007-6 A4	0.561%	5/25/47	2,090,000	1,311,063	(f)
GSAMP Trust, 2006-S3 A1	6.085%	5/25/36	355,321	21,475

See Notes to Financial Statements.

20	Western Asset Absolute Return Portfolio 2010 Annual Report

Schedule of investments (cont’d)

December 31, 2010

Western Asset Absolute Return Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Asset-Backed Securities — continued
GSAMP Trust, 2006-SEA1 A	0.561%	5/25/36	283,120	$237,737	(c)(f)
GSRPM Mortgage Loan Trust, 2006-2 A2	0.561%	9/25/36	393,887	325,005	(c)(f)
Hertz Vehicle Financing LLC, 2009-2A A2	5.290%	3/25/16	460,000	499,631	(c)
HSI Asset Securitization Corp. Trust, 2007-NC1 A3	0.441%	4/25/37	2,740,000	1,104,204	(f)
Indymac Seconds Asset Backed Trust, 2006-A A	0.391%	6/25/36	1,241,064	147,724	(f)
IXIS Real Estate Capital Trust, 2005-HE4 A3	0.601%	2/25/36	708,482	637,809	(f)
Lehman XS Trust, 2006-16N A4B	0.501%	11/25/46	573,594	133,219	(f)
Lehman XS Trust, 2006-2N 1A1	0.521%	2/25/46	360,186	220,341	(f)
Lehman XS Trust, 2006-GP3 2A2	0.481%	6/25/46	383,964	38,899	(f)
Lehman XS Trust, 2007-1 WF1	6.134%	1/25/37	1,156,298	679,091	(f)
Lehman XS Trust, 2007-2N 3A1	0.351%	2/25/37	593,556	557,780	(f)
MASTR Second Lien Trust, 2005-1 A	0.531%	9/25/35	11,161	11,033	(f)
MASTR Specialized Loan Trust, 2006-3 A	0.521%	6/25/46	359,780	187,495	(c)(f)
MASTR Specialized Loan Trust, 2007-1 A	0.631%	1/25/37	328,684	150,024	(c)(f)
Morgan Stanley Home Equity Loans, 2007-1 A3	0.401%	12/25/36	2,720,000	1,119,294	(f)
Nelnet Student Loan Trust, 2005-4 A4R2	1.107%	3/22/32	2,900,000	2,624,500	(f)
Nelnet Student Loan Trust, 2008-4 A4	1.768%	4/25/24	860,000	880,215	(f)
Oakwood Mortgage Investors Inc., 1999-D A1	7.840%	11/15/29	247,194	242,163	(f)
Option One Mortgage Loan Trust, 2005-1 A4	0.661%	2/25/35	713,017	619,831	(f)
Origen Manufactured Housing, 2007-A A2	3.756%	4/15/37	2,500,000	1,550,000	(e)(f)
Pegasus Aviation Lease Securitization, 2000-1 A2	8.370%	3/25/30	390,000	163,800	(c)
RAAC Series, 2006-RP4 A	0.551%	1/25/46	492,473	373,594	(c)(f)
Structured Asset Securities Corp., 2007-BC4 A3	0.511%	11/25/37	691,947	664,994	(f)
Total Asset-Backed Securities (Cost — $28,300,584)				21,778,015
Collateralized Mortgage Obligations — 11.3%
Adjustable Rate Mortgage Trust, 2004-1 4A1	5.565%	1/25/35	3,020,709	3,092,581	(f)
American Home Mortgage Assets, 2006-6 A1A	0.451%	12/25/46	279,297	154,474	(f)
Banc of America Funding Corp., 2006-8T2 A2	5.791%	10/25/36	32,817	30,717
Banc of America Funding Corp., 2006-D 6A1	5.644%	5/20/36	1,166,748	769,551	(f)
Banc of America Mortgage Securities Inc., 2003-F 1A1	2.748%	7/25/33	28,097	26,679	(f)
Banc of America Mortgage Securities Inc., 2004-A 1A1	3.467%	2/25/34	62,487	52,191	(f)
Bear Stearns Alt-A Trust, 2003-5 2A1	2.664%	12/25/33	539,418	502,844	(f)
Bear Stearns Alt-A Trust, 2004-10 1A1	0.941%	9/25/34	143,865	117,700	(f)
Bear Stearns Alt-A Trust, 2004-11 1A2	1.101%	11/25/34	99,873	52,496	(f)
Bear Stearns Alt-A Trust, 2005-10 21A1	3.165%	1/25/36	409,467	232,426	(f)
Bear Stearns Alt-A Trust, 2005-2 1A1	0.761%	3/25/35	43,960	37,213	(f)
Bear Stearns ARM Trust, 2004-12 1A1	3.420%	2/25/35	104,321	85,483	(f)

See Notes to Financial Statements.

Western Asset Absolute Return Portfolio 2010 Annual Report	21

Western Asset Absolute Return Portfolio 2010

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Bear Stearns ARM Trust, 2005-12 23A1	5.691%	2/25/36	2,537,322	$1,796,627	(f)
Bear Stearns Mortgage Funding Trust, 2006-AR5 1A1	0.421%	12/25/36	931,452	546,413	(f)
BlackRock Capital Finance LP, 1996-R1	9.580%	9/25/26	180,130	18,643	(e)(f)
Citigroup Mortgage Loan Trust Inc., 2005-9 1A1	0.521%	11/25/35	444,008	243,568	(f)
Countrywide Alternative Loan Trust, 2005-24 4A1	0.491%	7/20/35	652,196	414,035	(f)
Countrywide Alternative Loan Trust, 2005-51 2A1	0.561%	11/20/35	395,468	228,338	(f)
Countrywide Alternative Loan Trust, 2005-76 3A1	0.521%	1/25/46	400,172	238,441	(f)
Countrywide Alternative Loan Trust, 2006-OA10 4A3	0.531%	8/25/46	1,878,276	154,355	(f)
Countrywide Alternative Loan Trust, 2006-OA8 1A2	0.491%	7/25/46	628,473	181,796	(f)
Countrywide Home Loan, 2003-HYB1 1A1	3.037%	5/19/33	30,323	28,383	(f)
Countrywide Home Loan Mortgage Pass-Through Trust, 2001-HYB1 1A1	2.301%	6/19/31	29,622	27,925	(f)
Countrywide Home Loans, 2003-60 1A1	3.823%	2/25/34	428,593	377,959	(f)
Countrywide Home Loans, 2006-3 1A2	0.591%	3/25/36	432,392	166,402	(f)
Deutsche Mortgage Securities Inc., 2004-4 7AR2	0.711%	6/25/34	206,863	174,362	(f)
Federal Home Loan Mortgage Corp. (FHLMC), K009 X1	1.522%	8/25/20	11,540,095	1,067,488	(f)
First Horizon Alternative Mortgage Securities, 2005-AA12 1A1	2.358%	2/25/36	483,123	331,412	(f)
Greenpoint Mortgage Funding Trust, 2006-AR2 1A2	0.511%	4/25/36	2,904,306	883,713	(f)
Greenpoint Mortgage Funding Trust, 2006-AR3 3A1	0.491%	9/25/35	544,078	245,036	(f)
GSR Mortgage Loan Trust, 2006-0A1 2A2	0.521%	8/25/46	709,035	149,455	(f)
Harborview Mortgage Loan Trust, 2006-13 A	0.441%	11/19/46	482,813	259,524	(f)
Harborview Mortgage Loan Trust, 2006-14 2A1A	0.411%	1/25/47	914,118	582,441	(f)
Harborview Mortgage Loan Trust, 2007-7 2A1A	1.261%	11/25/47	1,282,156	909,491	(f)
IMPAC CMB Trust, 2004-5 1A1	0.981%	10/25/34	196,938	182,117	(f)
IMPAC CMB Trust, 2005-7 A1	0.521%	11/25/35	427,124	253,898	(f)
IMPAC Secured Assets Corp., 2004-3 1A4	1.061%	11/25/34	12,319	11,569	(f)
IMPAC Secured Assets Corp., 2005-2 A1	0.581%	3/25/36	315,464	170,036	(f)
Indymac Manufactured Housing Contract, A2-2	6.170%	12/25/11	367,691	355,135
MASTR ARM Trust, 2003-3 3A4	2.537%	9/25/33	1,680,452	1,462,247	(f)
Merit Securities Corp., 11PA B2	1.761%	9/28/32	21,386	19,221	(c)(f)
Merrill Lynch Mortgage Investors Trust, 2004-A3 4A3	5.023%	5/25/34	760,595	765,622	(f)
Morgan Stanley Mortgage Loan Trust, 2004-6AR	2.946%	8/25/34	88,284	72,865	(f)
Morgan Stanley Mortgage Loan Trust, 2006-3AR 2A3	3.302%	3/25/36	489,670	297,066	(f)
Nomura Asset Acceptance Corp., 2006-AF2 4A	6.233%	8/25/36	457,592	246,706	(f)
Residential Accredit Loans Inc., 2007-Q01 A1	0.411%	2/25/47	2,671,044	1,607,848	(f)
Sequoia Mortgage Trust, 2007-4 4A1	5.477%	7/20/47	1,421,087	1,051,789	(f)
Structured ARM Loan Trust, 2004-17 A1	1.214%	11/25/34	56,611	50,458	(f)

See Notes to Financial Statements.

22	Western Asset Absolute Return Portfolio 2010 Annual Report

Schedule of investments (cont’d)

December 31, 2010

Western Asset Absolute Return Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Structured ARM Loan Trust, 2004-4 3A2	2.765%	4/25/34	904,876	$797,644	(f)
Structured ARM Loan Trust, 2004-7 A1	0.666%	6/25/34	17,896	13,739	(f)
Structured ARM Loan Trust, 2005-19XS 1A1	0.581%	10/25/35	1,302,955	879,852	(f)
Structured ARM Loan Trust, 2005-20 4A1	5.750%	10/25/35	1,772,294	1,396,686	(f)
Structured Asset Mortgage Investments Inc., 2003-AR2 A1	0.631%	12/19/33	98,361	84,828	(f)
Structured Asset Mortgage Investments Inc., 2006-AR6 1A3	0.451%	7/25/46	1,744,347	965,280	(f)
Structured Asset Mortgage Investments Inc., 2007-AR4 A1	0.461%	9/25/47	518,520	509,413	(f)
Structured Asset Securities Corp., 2002-11A 1A1	2.071%	6/25/32	25,644	25,439	(f)
Structured Asset Securities Corp., 2002-16A 1A1	2.966%	8/25/32	236,873	231,412	(f)
Structured Asset Securities Corp., 2002-18A 1A1	3.112%	9/25/32	15,302	13,134	(f)
Structured Asset Securities Corp., 2002-8A 7A1	2.155%	5/25/32	90,596	78,055	(f)
Structured Asset Securities Corp., 2004-NP1 A	0.661%	9/25/33	179,061	154,536	(c)(f)
Thornburg Mortgage Securities Trust, 2004-1 I2A	1.161%	3/25/44	31,814	31,571	(f)
Thornburg Mortgage Securities Trust, 2007-4 2A1	6.190%	9/25/37	1,082,622	1,008,103	(f)
Thornburg Mortgage Securities Trust, 2007-4 3A1	6.183%	9/25/37	1,131,594	1,098,648	(f)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2006-AR3 A1A	1.298%	5/25/46	3,081,369	1,727,166	(f)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2006-AR6 2A	1.288%	8/25/46	2,231,788	1,191,043	(f)
Washington Mutual Inc. Pass-Through Certificates, 2006-AR2 A1A	1.282%	4/25/46	3,785,322	2,072,078	(f)
Washington Mutual Mortgage Pass-Through Certificates, 2006-AR4 DA	1.298%	6/25/46	1,613,732	722,137	(f)
Wells Fargo Mortgage-Backed Securities Trust, 2005-AR9 4A1	2.919%	5/25/35	331,816	301,215	(f)
Total Collateralized Mortgage Obligations (Cost — $49,932,962)				34,028,718
Collateralized Senior Loans — 4.8%
Consumer Discretionary — 2.8%
Auto Components — 0.3%
Allison Transmission Inc., Term Loan, Tranche B	3.020-3.040%	8/7/14	920,530	898,475	(i)
Hotels, Restaurants & Leisure — 0.5%
Harrah’s Entertainment Inc., Term Loan B	3.288%	1/28/15	806,853	729,193	(i)
Las Vegas Sands LLC, Delayed Draw Term Loan	3.010-3.030%	11/23/16	128,311	123,313	(i)
Las Vegas Sands LLC, Term Loan B	3.010%	11/23/16	508,008	488,050	(i)
Total Hotels, Restaurants & Leisure				1,340,556

See Notes to Financial Statements.

Western Asset Absolute Return Portfolio 2010 Annual Report	23

Western Asset Absolute Return Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Media — 1.4%
Charter Communications, Term Loan C	3.560%	9/6/16	863,786	$851,548	(i)
Insight Midwest Holdings LLC, Term Loan, Tranche B	2.010-2.040%	4/7/14	620,556	602,327	(i)
SuperMedia Inc., Term Loan	11.000%	12/31/15	12,217	21,577	(i)
Univision Communications, Term Loan, Tranche B	4.511%	3/31/17	881,899	840,445	(i)
UPC Broadband Holding, Term Loan, Tranche N1	2.501%	12/31/14	1,296,576	1,269,834	(i)
UPC Broadband Holding BV, Term Loan T	4.251%	12/30/16	703,424	695,335	(i)
Total Media				4,281,066
Multiline Retail — 0.3%
Neiman Marcus Group Inc., Term Loan	4.303%	4/6/16	926,606	907,232	(i)
Specialty Retail — 0.3%
Michaels Stores Inc., Term Loan B2	4.813%	7/31/16	969,277	967,546	(i)
Total Consumer Discretionary				8,394,875
Energy — 0.4%
Energy Equipment & Services — 0.3%
Brand Energy and Infrastructure Services Inc., Term Loan B	3.563%	2/7/14	921,763	895,262	(i)
Oil, Gas & Consumable Fuels — 0.1%
Ashmore Energy, Term Loan	3.303%	3/30/12	50,966	50,087	(i)
Ashmore Energy, Term Loan	3.303%	3/30/14	412,679	405,560	(i)
Total Oil, Gas & Consumable Fuels				455,647
Total Energy				1,350,909
Industrials — 0.4%
Aerospace & Defense — 0.2%
Dubai Aerospace Enterprise, Term Loan B1	4.040%	7/31/14	287,234	282,926	(i)
Dubai Aerospace Enterprise, Term Loan, Tranche B2	4.040%	7/31/14	277,419	273,258	(i)
Total Aerospace & Defense				556,184
Industrial Conglomerates — 0.2%
Penafore, LLC, Term Loan B	6.250%	9/29/16	493,311	499,653	(i)
Total Industrials				1,055,837
Information Technology — 0.9%
IT Services — 0.6%
First Data Corp., Term Loan B2	3.011%	9/24/14	943,589	869,577	(i)
SunGard Data Systems Inc., Term Loan, Tranche B	3.907-3.911%	2/26/16	904,549	895,786	(i)
Total IT Services				1,765,363
Semiconductors & Semiconductor Equipment — 0.3%
Sensata Technologies, Term Loan, Tranche B	2.038%	4/26/13	955,000	930,648	(i)
Total Information Technology				2,696,011

See Notes to Financial Statements.

24	Western Asset Absolute Return Portfolio 2010 Annual Report

Schedule of investments (cont’d)

December 31, 2010

Western Asset Absolute Return Portfolio

Security	Rate	Maturity Date	Face Amount†		Value
Materials — 0.3%
Containers & Packaging — 0.2%
Graham Packaging Company LP, Term Loan C	6.750%	4/5/14	757,373		$763,864	(i)
Paper & Forest Products — 0.1%
Georgia-Pacific Corp., New Term Loan B	2.302-2.303%	12/21/12	180,180		179,914	(i)
Total Materials					943,778
Total Collateralized Senior Loans (Cost — $14,614,535)					14,441,410
Municipal Bonds — 1.0%
Pennsylvania — 1.0%
Pennsylvania State Higher Education Assistance Agency, Student Loan Revenue	2.128%	6/1/47	2,050,000		1,814,250	(f)
Pennsylvania State Higher Education Assistance Agency, Student Loan Revenue	1.427%	6/1/47	1,200,000		1,062,000	(f)
Total Municipal Bonds (Cost — $2,893,419)					2,876,250
Non-U.S. Treasury Inflation Protected Securities — 0.5%
Brazil — 0.2%
Federative Republic of Brazil	6.000%	5/15/15	591,000	BRL	700,093
Sweden — 0.3%
Government of Sweden, Bonds	3.500%	12/1/28	3,500,000	SEK	825,036
Total Non-U.S. Treasury Inflation Protected Securities (Cost — $1,051,011)					1,525,129
Sovereign Bonds — 3.5%
Brazil — 0.9%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/12	3,878,000	BRL	2,294,185
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	274,000	BRL	156,292
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	738,000	BRL	407,533
Total Brazil					2,858,010
Canada — 1.1%
Canada Housing Trust No. 1, Secured Bonds	3.150%	6/15/15	3,210,000	CAD	3,308,143
Indonesia — 0.4%
Republic of Indonesia, Senior Bonds	10.250%	7/15/27	10,665,000,000	IDR	1,284,861
Malaysia — 0.5%
Government of Malaysia, Senior Bonds	3.835%	8/12/15	2,290,000	MYR	755,106
Thailand Government Bond	4.250%	3/13/13	22,000,000	THB	750,963
Total Malaysia					1,506,069
Mexico — 0.5%
Mexican Bonos, Bonds	8.000%	6/11/20	14,910,000	MXN	1,293,005
United Mexican States, Bonds	10.000%	12/5/24	1,570,000	MXN	158,475
Total Mexico					1,451,480

See Notes to Financial Statements.

Western Asset Absolute Return Portfolio 2010 Annual Report	25

Western Asset Absolute Return Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
Russia — 0.1%
Russian Foreign Bond-Eurobond, Senior Bonds	7.500%	3/31/30	223,750	$258,767	(c)
Total Sovereign Bonds (Cost — $10,183,769)				10,667,330
U.S. Government & Agency Obligations — 24.3%
U.S. Government Obligations — 24.3%
U.S. Treasury Bonds	3.500%	2/15/39	63,000	54,288
U.S. Treasury Bonds	3.875%	8/15/40	30,000	27,633
U.S. Treasury Notes	0.750%	8/15/13	2,150,000	2,145,633
U.S. Treasury Notes	0.750%	9/15/13	880,000	877,181
U.S. Treasury Notes	2.625%	12/31/14	17,910,000	18,675,366
U.S. Treasury Notes	3.125%	10/31/16	2,590,000	2,701,694
U.S. Treasury Notes	2.750%	5/31/17	3,758,000	3,805,854
U.S. Treasury Notes	2.500%	6/30/17	11,520,000	11,476,800
U.S. Treasury Notes	2.375%	7/31/17	7,300,000	7,204,188
U.S. Treasury Notes	1.875%	10/31/17	8,680,000	8,251,425
U.S. Treasury Notes	2.750%	12/31/17	1,350,000	1,352,954
U.S. Treasury Notes	3.500%	5/15/20	1,829,000	1,873,591
U.S. Treasury Notes	2.625%	8/15/20	7,950,000	7,536,974
U.S. Treasury Notes	2.625%	11/15/20	7,290,000	6,876,518
Total U.S. Government & Agency Obligations (Cost — $73,299,739)				72,860,099

			Shares
Common Stocks — 0.1%
Consumer Discretionary — 0.1%
Hotels, Restaurants & Leisure — 0.1%
Tropicana Entertainment Inc.			17,138	261,354	*(e)
Media — 0.0%
Citadel Broadcasting Corp., Class A Shares			2,967	86,785	*
Total Consumer Discretionary				348,139
Energy — 0.0%
Oil, Gas & Consumable Fuels — 0.0%
SemGroup Corp., Class A Shares			867	23,551	*
Total Common Stocks (Cost — $369,139)				371,690
Convertible Preferred Stocks — 0.2%
Consumer Discretionary — 0.2%
Automobiles — 0.2%
Motors Liquidation Co., Senior Debentures, Series B (Cost — $200,000)	5.250%		64,000	524,800	*

See Notes to Financial Statements.

26	Western Asset Absolute Return Portfolio 2010 Annual Report

Schedule of investments (cont’d)

December 31, 2010

Western Asset Absolute Return Portfolio

Security	Rate	Maturity Date	Shares		Value
Preferred Stocks — 0.0%
Financials — 0.0%
Thrifts & Mortgage Finance — 0.0%
Federal National Mortgage Association (FNMA) (Cost — $101,080)	0.000%		1,900		$1,444	*(f)

	Expiration Date		Contracts
Purchased Options — 0.2%
Eurodollar Futures, Put @ $99.00	3/14/11		259		11,331
Eurodollar Mid Curve 2-Year Futures, Call @ $98.25	3/11/11		34		8,925
Interest rate swaption with Barclays Capital Inc., Call @ 0.85%	3/16/11		5,400,000		17,224	(e)
Interest rate swaption with Credit Suisse First Boston Inc., Call @ 2.80%	3/16/11		2,700,000		4,930
Interest rate swaption with Credit Suisse First Boston Inc., Call @ 3.50%	11/6/17		1,700,000		49,936
Interest rate swaption with Credit Suisse First Boston Inc., Put @ 2.80%	3/16/11		900,000		55,213
Interest rate swaption with Credit Suisse First Boston Inc., Put @ 4.35%	3/16/11		8,100,000		17,486
Interest rate swaption with Credit Suisse First Boston Inc., Put @ 6.00%	11/6/17		8,300,000		378,941
Total Purchased Options (Cost — $841,550)					543,986

			Warrants
Warrants — 0.0%
SemGroup Corp. (Cost—$0)	11/30/14		912		4,106	*(b)
Total Investments before Short-term Investments (Cost — $306,067,951)					283,288,505

	Rate		Face Amount†
Short-Term Investments — 4.3%
Sovereign Bonds — 0.5%
Egypt Treasury Bills	8.482%	2/15/11	875,000	EGP	149,152	(j)
Egypt Treasury Bills	8.675%	2/22/11	1,225,000	EGP	208,413	(j)
Egypt Treasury Bills	8.828%	3/8/11	3,700,000	EGP	627,375	(j)
Egypt Treasury Bills	8.959%	3/8/11	900,000	EGP	152,605	(j)
Egypt Treasury Bills	9.469%	5/24/11	1,700,000	EGP	282,326	(j)
Total Sovereign Bonds (Cost — $1,429,158)					1,419,871

See Notes to Financial Statements.

Western Asset Absolute Return Portfolio 2010 Annual Report	27

Western Asset Absolute Return Portfolio

Security	Rate	Maturity Date	Face Amount†	Value
U.S. Government Agencies — 1.4%
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.180%	5/26/11	3,220,000	$3,218,338
Federal National Mortgage Association (FNMA), Discount Notes	0.200-0.240%	5/9/11	1,105,000	1,104,497	(j)(k)
Federal National Mortgage Association (FNMA), Discount Notes	0.200%	6/2/11	20,000	19,987	(j)(k)
Total U.S. Government Agencies (Cost — $4,341,753)				4,342,822
Repurchase Agreements — 2.4%
Deutsche Bank Securities Inc. repurchase agreement dated 12/31/10; Proceeds at maturity — $7,072,124; (Fully collateralized by various U.S. government agency obligations, 3.500% due 8/17/20; Market value — $7,213,440) (Cost — $7,072,000)	0.210%	1/3/11	7,072,000	7,072,000
Total Short-Term Investments (Cost — $12,842,911)				12,834,693
Total Investments — 98.6% (Cost — $318,910,862#)				296,123,198
Other Assets in Excess of Liabilities — 1.4%				4,057,535
Total Net Assets — 100.0%				$300,180,733

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)	The maturity principal is currently in default as of December 31, 2010.

(b)	Illiquid security.

(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(d)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

(e)	Security is valued in good faith at fair value in accordance with procedures approved by the Board of Directors (See Note 1).

(f)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(g)	Security has no maturity date. The date shown represents the next call date.

(h)	Securities are in default as of December 31, 2010.

(i)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(j)	Rate shown represents yield-to-maturity.

(k)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(l)	Value is less than $1.

#	Aggregate cost for federal income tax purposes is $319,760,690.

See Notes to Financial Statements.

28	Western Asset Absolute Return Portfolio 2010 Annual Report

Schedule of investments (cont’d)

December 31, 2010

Western Asset Absolute Return Portfolio

Abbreviations used in this schedule:
ARM	— Adjustable Rate Mortgage
BRL	— Brazilian Real
CAD	— Canadian Dollar
CMB	— Cash Management Bill
EGP	— Egyptian Pound
EUR	— Euro
IDR	— Indonesian Rupiah
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
SEK	— Swedish Krona
THB	— Thai Baht

Schedule of Written Options
Security	Expiration Date	Strike Price	Contracts	Value
Eurodollar Futures, Call	3/14/11	$98.75	41	$91,994
Eurodollar Futures, Call	3/14/11	99.63	43	7,525
Eurodollar Futures, Put	3/14/11	98.25	559	6,987
Eurodollar Futures, Put	3/14/11	99.63	43	6,450
Eurodollar Mid Curve 2-Year Futures, Call	3/11/11	98.50	34	4,250
U.S. Treasury 10-Year Notes Futures, Call	2/18/11	121.50	56	51,625
U.S. Treasury 10-Year Notes Futures, Put	2/18/11	121.00	60	105,000

		Strike Rate	Notional Par
Interest rate swaption with Barclays Capital Inc., Call	3/16/11	0.75%	10,800,000	$14,644	*
Interest rate swaption with Barclays Capital Inc., Call	10/2/13	4.95	4,770,000	367,408
Interest rate swaption with Barclays Capital Inc., Call	10/3/13	4.86	4,770,000	346,804
Interest rate swaption with Barclays Capital Inc., Put	10/2/13	4.95	4,770,000	228,228
Interest rate swaption with Barclays Capital Inc., Put	10/3/13	4.86	4,770,000	242,158
Interest rate swaption with Credit Suisse First Boston Inc., Put	11/6/17	7.25	6,700,000	186,249
Interest rate swaption with Credit Suisse First Boston Inc., Put	11/6/17	9.50	6,700,000	108,238
Total Written Options (Premiums received — $1,704,609)				$1,767,560

*	Security is valued in good faith at fair value in accordance with procedures approved by the Board of Directors (See Note 1).

See Notes to Financial Statements.

Western Asset Absolute Return Portfolio 2010 Annual Report	29

Statement of assets and liabilities

December 31, 2010

Assets:
Investments, at value (Cost — $318,910,862)	$296,123,198
Foreign currency, at value (Cost — $320,160)	425,718
Cash	231,282
Receivable for securities sold	1,305,114
Interest receivable	2,729,989
Deposits with brokers for swap contracts	2,000,000
Premiums paid for open swaps	709,763
Deposits with brokers for open futures contracts	552,018
Unrealized appreciation on forward foreign currency contracts	438,197
Unrealized appreciation on swaps	392,119
Foreign currency collateral for open futures contracts, at value (Cost — $450,939)	351,992
Receivable for Fund shares sold	44,516
Receivable for open swap contracts	9,662
Prepaid expenses	33,412
Other receivables	2,014
Total Assets	305,348,994

Liabilities:
Unrealized depreciation on swaps	2,082,537
Written options, at value (premium received $1,704,609)	1,767,560
Unrealized depreciation on forward foreign currency contracts	698,064
Investment management fee payable	195,352
Payable to broker — variation margin on open futures contracts	117,033
Distributions payable	106,365
Payable for open swap contracts	49,770
Premiums received for open swaps	30,233
Payable for Fund shares repurchased	25,053
Deferred foreign capital gains tax	10,324
Directors’ fees payable	3,100
Distribution fees payable	425
Accrued expenses	82,445
Total Liabilities	5,168,261
Total Net Assets	$300,180,733

Net Assets:
Par value (Note 7)	$29,385
Paid-in capital in excess of par value	343,501,476
Overdistributed net investment income	(154,903)
Accumulated net realized loss on investments, futures contracts, written options, swap contracts and foreign currency transactions	(19,915,214)
Net unrealized depreciation on investments, futures contracts, written options, swap contracts and foreign currencies	(23,280,011)
Total Net Assets	$300,180,733

See Notes to Financial Statements.

30	Western Asset Absolute Return Portfolio 2010 Annual Report

Statement of assets and liabilities (cont’d)

December 31, 2010

Shares Outstanding:
ClassIS[1]	21,185,184
ClassI[1]	8,001,657
ClassFI[1]	198,133

Net Asset Value:
ClassIS[1]	$10.21
ClassI[1]	$10.22
ClassFI[1]	$10.22

[1]	In April 2010, Institutional Select Class, Institutional Class and Financial Intermediary Class shares were renamed Class IS, Class I and Class FI shares, respectively.

See Notes to Financial Statements.

Western Asset Absolute Return Portfolio 2010 Annual Report	31

Statement of operations

For the Year Ended December 31, 2010

Investment Income:
Interest	$14,823,902
Dividends	21,222
Less: Foreign taxes withheld	(23,988)
Total Investment Income	14,821,136

Expenses:
Investment management fee (Note 2)	2,423,484
Custody fees	79,767
Audit and tax	59,500
Shareholder reports (Note 5)	49,921
Legal fees	41,317
Transfer agent fees (Note 5)	30,184
Registration fees	21,718
Directors’ fees	16,009
Distribution fees (Notes 2 and 5)	4,835
Insurance	4,127
Miscellaneous expenses	4,887
Total Expenses	2,735,749
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(145,745)
Compensating balance arrangements (Note 1)	(223)
Net Expenses	2,589,781
Net Investment Income	12,231,355

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(981,999)
Futures contracts	(2,189,515)
Written options	653,378
Swap contracts	(2,326,527)
Foreign currency transactions	(3,718)
Net Realized Loss	(4,848,381)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	16,527,605
Futures contracts	749,181
Written options	292,345
Swap contracts	307,124
Foreign currencies	(169,710)
Change in Net Unrealized Appreciation (Depreciation)	17,706,545
Net Gain on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions	12,858,164
Increase in Net Assets From Operations	$25,089,519

See Notes to Financial Statements.

32	Western Asset Absolute Return Portfolio 2010 Annual Report

Statements of changes in net assets

For the Years Ended December 31,	2010	2009

Operations:
Net investment income	$12,231,355	$14,714,004
Net realized loss	(4,848,381)	(9,954,260)
Change in net unrealized appreciation (depreciation)	17,706,545	72,851,860
Increase in Net Assets From Operations	25,089,519	77,611,604

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(10,526,158)	(16,623,102)
Tax return of capital	(1,241,650)	—
Decrease in Net Assets From Distributions to Shareholders	(11,767,808)	(16,623,102)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	105,945,464	52,274,919
Reinvestment of distributions	10,296,241	14,338,968
Cost of shares repurchased	(120,074,463)	(151,166,676)
Decrease in Net Assets From Fund Share Transactions	(3,832,758)	(84,552,789)
Increase (Decrease) in Net Assets	9,488,953	(23,564,287)

Net Assets:
Beginning of year	290,691,780	314,256,067
End of year*	$300,180,733	$290,691,780
* Includes(overdistributed) undistributed net investment income, respectively, of:	$(154,903)	$218,214

See Notes to Financial Statements.

Western Asset Absolute Return Portfolio 2010 Annual Report	33

Financial highlights

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class IS Shares[1,2]	2010	2009	2008[3]

Net asset value, beginning of year	$ 9.79	$ 7.82	$ 9.15

Income (loss) from operations:
Net investment income	0.38	0.46	0.20
Net realized and unrealized gain (loss)	0.41	2.03	(1.26)
Total income (loss) from operations	0.79	2.49	(1.06)

Less distributions from:
Net investment income	(0.37)	(0.52)	(0.27)
Total distributions	(0.37)	(0.52)	(0.27)

Net asset value, end of year	$10.21	$9.79	$7.82
Total return[4]	8.15%	32.81%	(11.69)%

Net assets, end of year (000s)	$216,348	$187,156	$161,094

Ratios to average net assets:
Gross expenses	0.84%	0.84%	0.85%[5]
Net expenses[6,7]	0.80	0.80	0.80 [5]
Net investment income	3.79	5.20	5.80 [5]

Portfolio turnover rate	131%	258%	230%[8]

[1]	In April 2010, Institutional Select Class shares were renamed Class IS shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the period August 4, 2008 (commencement of operations) to December 31, 2008.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]	Not annualized.

See Notes to Financial Statements.

34	Western Asset Absolute Return Portfolio 2010 Annual Report

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class I Shares[1,2]	2010	2009	2008[3]		2008[4]	2007[5]

Net asset value, beginning of year	$ 9.80	$ 7.81	$ 9.82		$ 10.23	$ 10.00

Income (loss) from operations:
Net investment income	0.38	0.46	0.38		0.49	0.36
Net realized and unrealized gain (loss)	0.41	2.03	(1.71)		(0.36)	0.29
Total income (loss) from operations	0.79	2.49	(1.33)		0.13	0.65

Less distributions from:
Net investment income	(0.37)	(0.50)	(0.44)		(0.49)	(0.35)
Net realized gains	—	—	(0.24)		(0.05)	(0.07)
Total distributions	(0.37)	(0.50)	(0.68)		(0.54)	(0.42)

Net asset value, end of year	$10.22	$9.80	$7.81		$9.82	$10.23
Total return[6]	8.14%	32.89%	(14.20)%		1.31%	6.63%

Net assets, end of year (000s)	$81,809	$99,271	$152,349		$560,219	$371,239

Ratios to average net assets:
Gross expenses	0.85%	0.85%	0.83%[7]		0.84%	1.09%[7]
Net expenses	0.80 [8,9]	0.80 [8]	0.80	[7],8	0.83 [10]	0.89 [7,8]
Net investment income	3.78	5.20	5.50	[7]	4.90	4.90 [7]

Portfolio turnover rate	131%	258%	230%[10,11]		387%	182%

[1]	In April 2010, Institutional Class shares were renamed Class I shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the period April 1, 2008 through December 31, 2008.

[4]	For the year ended March 31.

[5]	For the period July 6, 2006 (commencement of operations) to March 31, 2007.

[6]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Annualized.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]	The impact of compensating balance arrangements was 0.01%.

[11]	Not annualized.

See Notes to Financial Statements.

Western Asset Absolute Return Portfolio 2010 Annual Report	35

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class FI Shares[1,2]	2010	2009	2008[3]	2008[4]	2007[5]

Net asset value, beginning of year	$9.79	$7.82	$9.82	$10.23	$10.17

Income (loss) from operations:
Net investment income	0.36	0.43	0.35	0.47	0.27
Net realized and unrealized gain (loss)	0.41	2.05	(1.69)	(0.37)	0.13
Total income (loss) from operations	0.77	2.48	(1.34)	0.10	0.40

Less distributions from:
Net investment income	(0.34)	(0.51)	(0.42)	(0.46)	(0.27)
Net realized gains	—	—	(0.24)	(0.05)	(0.07)
Total distributions	(0.34)	(0.51)	(0.66)	(0.51)	(0.34)

Net asset value, end of year	$10.22	$9.79	$7.82	$9.82	$10.23
Total return[6]	7.99%	32.55%	(14.31)%	1.03%	3.99%

Net assets, end of year (000s)	$2,024	$4,265	$813	$406	$17

Ratios to average net assets:
Gross expenses	1.25%	1.42%	1.38%[7]	1.31%	85.97%[7]
Net expenses[9]	1.05 [8]	1.05 [8]	1.05 [7]	1.03 [10]	1.16 [7,10]
Net investment income	3.58	4.70	5.50 [7]	4.70	4.60 [7]

Portfolio turnover rate	131%	258%	230%[11]	387%	182%[11]

[1]	In April 2010, Financial Intermediary Class shares were renamed Class FI shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the period April 1, 2008 through December 31, 2008.

[4]	For the year ended March 31.

[5]	For the period July 6, 2006 (commencement of operations) to March 31, 2007.

[6]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Annualized.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]	The impact of compensating balance arrangements was greater than 0.01%.

[11]	Not annualized.

See Notes to Financial Statements.

36	Western Asset Absolute Return Portfolio 2010 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Absolute Return Portfolio (the “Fund”) is a separate diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland Corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Fund offers three classes of shares: Class IS, Class I and Class FI. Prior to April 2010, Class IS, Class I and Class FI shares were known as Institutional Select Class, Institutional Class and Financial Intermediary Class shares, respectively. Shares in the Class FI bear a distribution fee. The income and expenses of the Fund are allocated proportionately to each class of shares based on daily net assets, except for Rule 12b-1 distribution fees, which are charged only on the Class FI shares, and transfer agent and shareholder servicing expenses, and certain other expenses, which are determined separately for each class.

The following are significant accounting policies consistently followed by the Funds and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Debt securities are valued at the last quoted bid price provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market and are valued at the bid prices as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities as determined in accordance with procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820. ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Western Asset Absolute Return Portfolio 2010 Annual Report	37
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
Corporate bonds & notes	—	$123,665,528	$0	*	$123,665,528
Asset-backed securities	—	17,243,511	4,534,504		21,778,015
Collateralized mortgage obligations	—	34,010,075	18,643		34,028,718
Collateralized senior loans	—	14,441,410	—		14,441,410
Municipal bonds	—	2,876,250	—		2,876,250
Non-U.S. treasury inflation protected securities	—	1,525,129	—		1,525,129
Sovereign bonds	—	10,667,330	—		10,667,330
U.S. government & agency obligations	—	72,860,099	—		72,860,099
Common stocks	$110,336	—	261,354		371,690
Convertible preferred stocks	—	524,800	—		524,800
Preferred stocks	1,444	—	—		1,444
Purchased options	20,256	523,730	—		543,986
Warrants	—	4,106	—		4,106
Total long-term investments	$132,036	$278,341,968	$4,814,501		$283,288,505
Short-term investments†	—	12,834,693	—		12,834,693
Total investments	$132,036	$291,176,661	$4,814,501		$296,123,198
Other financial instruments:
Futures contracts	$2,084,877	—	—		$2,084,877
Forward foreign currency contracts	—	$438,197	—		438,197
Credit default swaps on corporate issues — buy protection‡	—	9,703	—		9,703
Credit default swaps on corporate issues — sell protection‡	—	271,885	—		271,885
Total return swaps‡	—	110,531	—		110,531
Total other financial instruments	$2,084,877	$830,316	—		$2,915,193
Total	$2,216,913	$292,006,977	$4,814,501		$299,038,391

38	Western Asset Absolute Return Portfolio 2010 Annual Report

Notes to financial statements (cont’d)

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Written options	$273,831	$1,493,729	—	$1,767,560
Futures contracts	565,914	—	—	565,914
Forward foreign currency contracts	—	698,064	—	698,064
Interest rate swaps‡	—	117,679	—	117,679
Credit default swaps on corporate issues — buy protection‡	—	115,092	—	115,092
Credit default swaps on credit indices — buy protection‡	—	1,170,236	—	1,170,236
Total	$839,745	$3,594,800	—	$4,434,545

†	See Schedule of Investments for additional detailed categorizations.

*	Value is less than $1.

‡	Values include any premiums paid or received with respect to swap contracts.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Corporate Bonds & Notes		Asset- Backed Securities	Collateralized Mortgage Obligations	Common Stocks	Warrants		Total
Balance as of December 31, 2009	$426,912		$1,649,861	—	$20,803	$0	*	$2,097,576
Accrued premiums/discounts	—		45,374	—	—	—		45,374
Realized gain (loss)[1]	—		(85,603)	—	—	—		(85,603)
Change in unrealized appreciation (depreciation)[2]	4,613		47,372	—	(20,198)	4,106		35,893
Net purchases (sales)	—		2,877,500	—	284,300	—		3,161,800
Transfers into Level 3	—		—	$18,643	—	—		18,643
Transfers out of Level 3	(431,525)		—	—	(23,551)	(4,106)		(459,182)
Balance as of December 31, 2010	$0	*	$4,534,504	$18,643	$261,354	—		$4,814,501
Net change in unrealized appreciation (depreciation) for investments in securities still held at December 31, 2010[2]	—		$47,372	—	$(22,945)	—		$24,427

*	Value less than $1.

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party

Western Asset Absolute Return Portfolio 2010 Annual Report	39

custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

40	Western Asset Absolute Return Portfolio 2010 Annual Report

Notes to financial statements (cont’d)

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(f) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(g) Futures contracts. The Fund uses futures contracts to gain exposure to, or hedge against, changes in the value of interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Western Asset Absolute Return Portfolio 2010 Annual Report	41

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(h) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund as well as liquidation payments received or made at the termination of the swaps are recognized as realized gains or losses in the Statement of Operations.

As disclosed in the Fair Values of Derivatives – Statement of Assets and Liabilities table that follows each Fund’s summary of open swap contracts, the aggregate fair value of credit default swaps in a net liability position as of December 31, 2010 was $1,285,328. The aggregate fair value of assets posted as collateral, net of assets received as collateral, for all swaps was $2,000,000. If a defined credit event had occurred as of December 31, 2010, the swaps’ credit-risk-related contingent features would have been triggered and the Fund would have been required to pay up to $8,350,000 less the value of the contracts’ related reference obligations

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer)

42	Western Asset Absolute Return Portfolio 2010 Annual Report

Notes to financial statements (cont’d)

or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Western Asset Absolute Return Portfolio 2010 Annual Report	43

Interest rate swaps

The Fund enters into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Total return swaps

The Fund enters into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty.

(i) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

44	Western Asset Absolute Return Portfolio 2010 Annual Report

Notes to financial statements (cont’d)

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(j) Stripped securities. The Fund, may invest in “Stripped Securities,” a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(k) Swaptions. The Fund writes swaption contracts to manage exposure to fluctuations in interest rates and to enhance portfolio yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. If a written call swaption is exercised, the writer enters a swap and is obligated to pay the fixed rate and receive a floating rate in exchange. If a written put swaption is exercised, the writer enters a swap and is obligated to pay the floating rate and receive a fixed rate in exchange. Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

(l) Credit and market risk. Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

Western Asset Absolute Return Portfolio 2010 Annual Report	45

(m) Foreign investment risk. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(n) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(o) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(p) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(q) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. The amount is shown as a reduction of expenses in the Statement of Operations.

(r) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2010, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

46	Western Asset Absolute Return Portfolio 2010 Annual Report

Notes to financial statements (cont’d)

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Realized gains upon disposition of Indonesian securities held by the Fund are subject to capital gains tax in those countries. As of December 31, 2010, there were $10,324 of deferred capital gains tax liabilities accrued on unrealized gains.

(s) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Overdistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$(2,078,314)	$2,078,314

(a)

Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, losses from mortgage backed securities treated as capital losses for tax purposes and book/tax differences in the treatment of swap contracts.

2. Investment management agreement and other transactions with affiliates

The Fund has an investment management agreement with Legg Mason Partners Fund Advisor, LLC (“LMPFA”). Western Asset Management Company (“Western Asset”) is the investment adviser. Western Asset Management Company Limited (“WAML”), Western Asset Management Company Pte. Ltd. (“Western Singapore”) and Western Asset Management Company Ltd (“Western Japan”) share advisory responsibilities with Western Asset. LMPFA, Western Asset, WAML, Western Singapore and Western Japan are wholly owned subsidiaries of Legg Mason, Inc (“Legg Mason”).

LMPFA provides the Fund with management and administrative services for which the Fund pays a fee calculated daily and paid monthly, at an annual rate of 0.750% of the Fund’s average daily net assets. The manager has agreed to forgo fees and/or reimburse operating expenses (other than interest, taxes, extraordinary expenses and brokerage commissions) so that total operating expenses are not expected to exceed: 0.80%, 0.80% and 1.05% for Class IS, I and FI shares, respectively. Western Asset and WAML also agreed to waive their advisory fees (which are paid by LMPFA and not the Fund) under corresponding amounts under the Fee Cap. This arrangement cannot be terminated prior to April 30, 2011 without the Board’s consent.

With respect to Class IS, Class I and Class FI shares, the manager is permitted to recapture amounts forgone or reimbursed to a class within three years after the day on which the manager earned the fee or incurred the expense if the class’s total annual operating expenses have fallen to a level below the lower of the limit described above or the limit then in effect.

During the year ended December 31, 2010, waivers and/or reimbursed expenses for the Fund amounted to $145,745. The maximum amounts subject to recapture are $194,848, $192,033 and $10,849 for Class IS, Class I and Class FI shares, respectively.

Western Asset Absolute Return Portfolio 2010 Annual Report	47

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason serves as the distributor of the Fund’s shares.

As of December 31, 2010, Legg Mason and its affiliates owned 52% of the Fund.

3. Investments

During the year ended December 31, 2010, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$66,492,453	$294,332,144
Sales	92,137,390	252,163,165

At December 31, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$14,233,178
Gross unrealized depreciation	(37,870,670)
Net unrealized depreciation	$(23,637,492)

At December 31, 2010, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
90-day Eurodollar	48	3/11	$11,946,681	$11,956,200	$9,519
U.S. Treasury Ultra Long-Term Bonds	155	3/11	20,225,324	19,699,531	(525,793)
					(516,274)
Contracts to Sell:
German Euro Bund	51	3/11	8,499,918	8,540,039	(40,121)
U.S. Treasury 2-year Notes	80	3/11	17,537,459	17,512,500	24,959
U.S. Treasury 10-year Notes	465	3/11	57,584,653	56,003,438	1,581,215
U.S. Treasury 30-year Bonds	119	3/11	15,002,059	14,532,875	469,184
					2,035,237
Net unrealized gain on open futures contracts					$1,518,963

During the year ended December 31, 2010, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding December 31, 2009	20,370,466	$1,372,753
Options written	67,603,118	1,384,196
Options closed	(4,001,782)	(659,064)
Options exercised	(12)	(8,961)
Options expired	(40,690,954)	(384,315)
Written options, outstanding December 31, 2010	43,280,836	$1,704,609

48	Western Asset Absolute Return Portfolio 2010 Annual Report

Notes to financial statements (cont’d)

At December 31, 2010, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
Mexican Peso	Morgan Stanley & Co., Inc.	39,789,122	$3,211,736	2/14/11	$(10,264)
Polish Zloty	Citibank N.A.	14,017,000	4,721,555	2/14/11	(150,873)
South African Rand	UBS AG	11,439,000	1,725,299	2/14/11	88,526
Swiss Franc	Citibank N.A.	4,678,103	5,006,021	2/14/11	331,424
					258,813
Contracts to Sell:
Australian Dollar	UBS AG	1,648,057	1,676,002	2/14/11	(39,229)
Canadian Dollar	Citibank N.A.	1,150,138	1,155,705	2/14/11	(21,513)
Euro	UBS AG	500,000	668,073	2/14/11	18,247
Euro	Citibank N.A.	2,421,609	3,235,622	2/14/11	(33,893)
Japanese Yen	Credit Suisse First Boston Inc.	165,039,620	2,033,737	2/14/11	(40,288)
Japanese Yen	Citibank N.A.	438,787,200	5,407,052	2/14/11	(64,654)
Polish Zloty	Citibank N.A.	14,017,000	4,721,555	2/14/11	(46,958)
Swiss Franc	Citibank N.A.	4,824,631	5,162,820	2/14/11	(290,392)
					(518,680)
Net unrealized loss on open forward foreign currency contracts					$(259,867)

At December 31, 2010, the Fund held the following open swap contracts:

INTEREST RATE SWAPS
Swap Counterparty	Notional Amount	Termination Date	Payments Made By The Fund‡	Payments Received By The Fund‡	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Credit Suisse First Boston Inc.	$50,000	9/15/15	5.160% semi-annually	3-Month LIBOR	—	$(7,051)
Banc of America Securities LLC	100,000	3/1/13	5.104% semi-annually	3-Month LIBOR	—	(9,118)
Barclay’s Capital Inc.	60,000	6/25/12	5.060% semi-annually	3-Month LIBOR	—	(3,973)
RBS Greenwich	40,000	4/1/12	5.011% semi-annually	3-Month LIBOR	—	(2,252)
Credit Suisse First Boston Inc.	50,000	8/15/13	5.023% semi-annually	3-Month LIBOR	—	(5,110)
Credit Suisse First Boston Inc.	5,040,000	12/10/39	4.214% semi-annually	3-Month LIBOR	—	(90,175)
Total	$5,340,000				—	$(117,679)

Western Asset Absolute Return Portfolio 2010 Annual Report	49

At December 31, 2010, the Fund held the following credit default swap contracts:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — SELL PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Implied Credit Spread At December 31, 2010[3]	Periodic Payments Received By The Fund‡	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Barclay’s Capital Inc. (SLM Corp., 5.125%, due 8/27/12)	$2,350,000	9/20/12	1.47%	2.350% quarterly	$35,192	—	$35,192
Barclay’s Capital Inc. (AES Corp., 7.750%, due 3/1/14)	3,000,000	9/20/12	1.10%	3.150% quarterly	105,464	—	105,464
Barclay’s Capital Inc. (AES Corp., 7.750%, due 3/1/14)	3,000,000	9/20/12	1.10%	3.650% quarterly	131,229	—	131,229
Total	$8,350,000				$271,885	—	$271,885

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — BUY PROTECTION[4]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Made By The Fund‡	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Credit Suisse First Boston Inc. (AmerisourceBergen Corp., 8.125%, due 9/1/08)	$50,000	9/20/15	0.900% quarterly	$67	—	$67
Banc of America Securities LLC (PHH Corporate Note, 7.125%, due 3/1/13 )	110,000	3/20/13	1.050% monthly	8,167	—	8,167
Barclay’s Capital Inc. (Health Care Property Investments Inc., 6.450%, due 6/25/12)	60,000	6/20/12	0.630% quarterly	98	—	98
Morgan Stanley & Co. Inc. (Gannett Co., 6.375%, due 4/1/12)	40,000	3/20/12	0.460% quarterly	74	—	74
Credit Suisse First Boston Inc. (Masco Corp., 5.875%, due 7/15/12)	50,000	9/20/13	0.750% quarterly	1,297	—	1,297
Goldman Sachs Group Inc. (Citigroup Inc., 6.500%, due 1/18/11)	1,000,000	3/20/14	4.700% quarterly	(115,092)	—	(115,092)
Total	$1,310,000			$(105,389)	—	$(105,389)

CREDIT DEFAULT SWAPS ON CREDIT INDICES — BUY PROTECTION[4]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Made By The Fund‡	Market Value[5]	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Morgan Stanley & Co. Inc. (CDX HY 12)	$8,836,000	6/20/14	5.000% quarterly	$(556,799)	$636,448	$(1,193,247)
JP Morgan Chase & Co. (CDX HY 12)	9,212,000	6/20/14	5.000% quarterly	(580,492)	73,315	(653,807)
Credit Suisse First Boston Inc. (MARKIT CDX HY 15)	1,100,000	12/20/15	5.000% quarterly	(32,945)	(30,233)	(2,712)
Total	$19,148,000			$(1,170,236)	$679,530	$(1,849,766)

50	Western Asset Absolute Return Portfolio 2010 Annual Report

Notes to financial statements (cont’d)

TOTAL RETURN SWAPS
Swap Counterparty	Notional Amount	Termination Date	Periodic Payments Made By The Fund‡	Periodic Payments Received By The Fund‡	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Credit Suisse First Boston Inc.	$5,280,000	3/10/11	3-month LIBOR	U.S. Treasury Bond, 4.375%, due 11/15/39	—	110,531	*

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

[4]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.

[5]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

‡	Percentage shown is an annual percentage rate.

*	Security is valued in good faith at fair value in accordance with procedures approved by the Board of Directors.

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2010.

ASSET DERIVATIVES[1]
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Total
Purchased options[2]	$543,986	—	—	$543,986
Futures contracts[3]	2,084,877	—	—	2,084,877
Swap contracts[4]	110,531	—	$281,588	392,119
Forward foreign currency contracts	—	$438,197	—	438,197
Total	$2,739,394	$438,197	$281,588	$3,459,179

Western Asset Absolute Return Portfolio 2010 Annual Report	51

LIABILITY DERIVATIVES[1]
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Total
Written options	$1,767,560	—	—	$1,767,560
Futures contracts[3]	525,793	40,121	—	565,914
Swap contracts[4]	117,679	—	$1,285,328	1,403,007
Forward foreign currency contracts	—	$698,064	—	698,064
Total	$2,411,032	$738,185	$1,285,328	$4,434,545

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

[4]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended December 31, 2010. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Total
Purchased options	$(816,114)	—	—	$(816,114)
Written options	653,378	—	—	653,378
Futures contracts	(1,599,281)	(590,234)	—	(2,189,515)
Swap contracts	(549,266)	—	$(1,777,261)	(2,326,527)
Forward foreign currency contracts	—	$1,253,352	—	1,253,352
Total	$(2,311,283)	$663,118	$(1,777,261)	$(3,425,426)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Total
Purchased options	$(684,719)	—	—	$(684,719)
Written options	292,345	—	—	292,345
Futures contracts	749,181	—	—	749,181
Swap contracts	28,927	—	$278,197	307,124
Forward foreign currency contracts	—	$(253,523)	—	(253,523)
Total	$385,734	$(253,523)	$278,197	$410,408

52	Western Asset Absolute Return Portfolio 2010 Annual Report

Notes to financial statements (cont’d)

During the year ended December 31, 2010, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$505,597
Written options	1,588,825
Forward foreign currency contracts (to buy)	7,355,839
Forward foreign currency contracts (to sell)	16,802,754
Futures contracts (to buy)	47,322,987
Futures contracts (to sell)	96,435,868

Average Notional Balance†
Interest rate swap contracts	$29,076,923
Credit default swap contracts (to buy protection)	26,187,692
Credit default swap contracts (to sell protection)	21,380,520
Total return swap contracts	13,487,692

†	Amounts are denominated in U.S. dollars, unless otherwise noted.

The Fund’s contracts with derivative counterparties contain several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and/or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

As of December 31, 2010, the total value of swap positions with credit related contingent features in a net liability position was $1,285,328. If a contingent feature would have been triggered as of December 31, 2010, the Fund would have been required to pay this amount in cash to its counterparties. The Fund posted collateral for its swap transactions in the amount of $2,000,000.

5. Class specific expenses, waivers and/or reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a distribution fee with respect to its Class A shares calculated at the annual rate of 0.25% of the average daily net assets of the class. Distribution fees are accrued and paid monthly.

Western Asset Absolute Return Portfolio 2010 Annual Report	53

For the year ended December 31, 2010, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees	Shareholder Reports Expenses
Class IS1	—	$9,174	$36,755
Class I1	—	17,793	12,944
Class FI1	$4,835	3,217	222
Total	$4,835	$30,184	$49,921

[1]	In April 2010, Institutional Select Class, Institutional Class and Financial Intermediary Class shares were renamed Class IS, Class I and Class FI shares, respectively.

For the year ended December 31, 2010, waivers and/or reimbursements by class were as follows:

Waivers/ Reimbursements
Class IS1	$90,156
Class I1	51,766
Class FI1	3,823
Total	$145,745

[1]	In April 2010, Institutional Select Class, Institutional Class and Financial Intermediary Class shares were renamed Class IS, Class I and Class FI shares, respectively.

6. Distributions to shareholders by class

	Year Ended December 31, 2010	Year Ended December 31, 2009
Net Investment Income:
Class IS1	$7,897,272	$10,557,365
Class I1	3,803,925	5,966,791
Class FI1	66,611	98,946
Total	$11,767,808	$16,623,102

[1]	In April 2010, Institutional Select Class, Institutional Class and Financial Intermediary Class shares were renamed Class IS, Class I and Class FI shares, respectively.

7. Capital shares

At December 31, 2010, the Corporation had 21.15 billion shares of capital stock authorized with a par value of $0.001 per share. Transactions in shares of the Fund were as follows:

	Year Ended December 31, 2010		Year Ended December 31, 2009
	Shares	Amount	Shares	Amount
Class IS1
Shares sold	7,685,550	$76,833,441	4,518,361	$37,943,521
Shares issued on reinvestment	785,844	7,922,397	1,163,813	10,197,328
Shares repurchased	(6,406,128)	(64,351,963)	(7,162,682)	(62,540,955)
Net increase (decrease)	2,065,266	$20,403,875	(1,480,508)	$(14,400,106)

54	Western Asset Absolute Return Portfolio 2010 Annual Report

Notes to financial statements (cont’d)

	Year Ended December 31, 2010		Year Ended December 31, 2009
	Shares	Amount	Shares	Amount
Class I1
Shares sold	2,511,319	$25,295,244	1,007,091	$9,595,633
Shares issued on reinvestment	232,239	2,341,939	483,643	4,132,380
Shares repurchased	(4,872,006)	(49,518,469)	(10,855,602)	(87,109,573)
Net decrease	(2,128,448)	$(21,881,286)	(9,364,868)	$(73,381,560)

Class FI1
Shares sold	381,383	$3,816,779	497,697	$4,735,765
Shares issued on reinvestment	3,136	31,905	1,040	9,260
Shares repurchased	(622,189)	(6,204,031)	(166,795)	(1,516,148)
Net increase (decrease)	(237,670)	$(2,355,347)	331,942	$3,228,877

[1]	In April 2010, Institutional Select Class, Institutional Class and Financial Intermediary Class shares were renamed Class IS, Class I and Class FI shares, respectively.

8. Income tax information and distributions to shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions:

Record Date Payable date	Class IS	Class I	Class FI
Daily 1/31/2010	$0.031646	$0.031672	$0.029618

The tax character of distributions paid during the fiscal years ended December 31, were as follows:

	2010	20009
Distributions Paid From:
Ordinary income	$10,526,158	$16,632,102
Tax return of capital	1,241,650	—
Total distributions paid	$11,767,808	$16,632,102

As of December 31, 2010, the components of accumulated earnings on a tax basis were as follows:

Capital loss carryforward*	$(17,231,515)
Other book/tax temporary differences(a)	(1,988,774)
Unrealized appreciation (depreciation)(b)	(24,129,839)
Total accumulated earnings (losses) — net	$(43,350,128)

As of December 31, 2010, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
12/31/2016	$(1,073,088)
12/31/2017	(13,463,088)
12/31/2018	(2,695,339)
$(17,231,515)

These amounts will be available to offset future taxable capital gains. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses

Western Asset Absolute Return Portfolio 2010 Annual Report	55

incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

(a)

Other book/tax temporary differences are attributable primarily to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency contracts, the deferral of post-October currency losses for tax purposes, differences between book/tax accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

9. Other tax information

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Additional information regarding the impact of the Act on the Fund, if any, will be contained within the relevant sections of the notes to the financial statements for the fiscal year ending December 31, 2011.

56	Western Asset Absolute Return Portfolio 2010 Annual Report

Report of independent registered public

accounting firm

To the Board of Directors of Western Asset Funds, Inc. and to the Shareholders of Western Asset Absolute Return Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Western Asset Absolute Return Portfolio (one of the Portfolios comprising Western Asset Funds, Inc., the “Fund”) at December 31, 2010, the results of its operations, the changes in its net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

February 18, 2011

Western Asset Absolute Return Portfolio	57

Board approval of investment management and advisory agreements (unaudited)

The Executive and Contracts Committee of the Board of Directors considered the Investment Management Agreement between the Corporation and LMPFA with respect to the Fund and the Investment Advisory Agreements between LMPFA and Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited in London (“WAML”), Western Asset Management Company Pte. Ltd. in Singapore (“Western Singapore”) and Western Asset Management Company Ltd in Japan (“Western Japan,” and together with Western Singapore and WAML the “Non-U.S. Advisers” and together with Western Asset, the “Advisers”) (collectively, the “Agreements”) with respect to the Fund at meetings held on September 8, October 21 and October 28, 2010. At a meeting held on November 17, 2010, the Executive and Contracts Committee reported to the full Board of Directors its considerations and recommendation with respect to the Agreements, and the Board of Directors, including a majority of the Independent Directors, considered and approved renewal of the Agreements.

The Directors noted that although Western Asset’s business is operated through separate legal entities, such as the Non-U.S. Advisers, its business is highly integrated and senior investment personnel at Western Asset have supervisory oversight responsibility over the investment decisions made by the Non-U.S. Advisers. Therefore, in connection with their deliberations noted below, the Directors primarily focused on the information provided by Western Asset when considering the approval of the Investment Advisory Agreements between LMPFA and the Non-U.S. Advisers with respect to the Fund. The Directors also noted that the Fund does not pay any management fees directly to Western Asset or to any of the Non-U.S. Advisers because LMPFA pays the Advisers for services provided to the Fund out of the management fee LMPFA receives from the Fund.

In arriving at their decision to renew the Agreements, the Directors met with representatives of Western Asset, including relevant investment advisory personnel, as well as representatives of LMPFA; reviewed a variety of information prepared by LMPFA and Western Asset and materials provided by Lipper Inc. (“Lipper”) and counsel to the Independent Directors; reviewed performance and expense information for the Fund’s peer group of comparable funds selected and prepared by Lipper and for certain other comparable products available from Western Asset, including separate accounts managed by Western Asset; and requested and reviewed additional information as necessary. These reviews were in addition to information obtained by the Directors at their regular quarterly meetings with respect to the Fund’s performance and other relevant matters, and related discussions with Western Asset’s personnel.

As part of their review, the Directors examined LMPFA’s ability to provide high quality oversight and administrative and shareholder support services to the Fund, and the Advisers’ ability to provide high quality investment management services to the Fund. The Directors considered the experience of LMPFA’s personnel in providing the types of services that LMPFA is responsible for providing to the Fund; the ability of LMPFA to attract and retain capable personnel; the capability and integrity of LMPFA’s senior management and staff; and the level of skill required to provide

58	Western Asset Absolute Return Portfolio

Board approval of investment management and advisory agreements (unaudited) (cont’d)

such services to the Fund. The Directors considered the investment philosophy and research and decision-making processes of the Advisers; the experience of their key advisory personnel responsible for management of the Fund; the ability of the Advisers to attract and retain capable research and advisory personnel; the capability and integrity of the Advisers’ senior management and staff; and the level of skill required to manage the Fund. In addition, the Directors reviewed the quality of LMPFA’s and the Advisers’ services with respect to regulatory compliance and compliance with the investment policies of the Fund and conditions that might affect LMPFA’s or an Adviser’s ability to provide high quality services to the Fund in the future under the Agreements, including its business reputation, financial condition and operational stability. Based on the foregoing, the Directors concluded that the Advisers’ investment process, research capabilities and philosophy were well suited to the Fund given the Fund’s investment objectives and policies, and that LMPFA and each of the Advisers would be able to meet any reasonably foreseeable obligations under the Agreements.

In reviewing the quality of the services provided to the Fund, the Directors also reviewed comparisons of the performance of the Fund to the performance of its peer group, and to its investment benchmark over the one- and three-year periods ended August 31, 2010. In that connection, the Directors noted that the performance of the Fund exceeded its peer average performance for the three-year period, but was lower than its peer average for the one-year period. [With respect to the Fund, the Directors considered the factors involved in its performance relative to the performance of its investment benchmark and peer group.

The Directors also considered the management fee payable by the Fund to LMPFA, the total expenses payable by the Fund and the fact that LMPFA pays to the Advisers the entire management fee it receives from the Fund. They reviewed information concerning management fees paid to investment advisers of similarly-managed funds, as well as fees paid by the Advisers’ other clients, including separate accounts managed by the Advisers. The Directors observed that although the management fee paid by the Fund to LMPFA was higher than the average of the fees paid by funds in its peer group, total expenses for the Fund were lower than the average of the funds in its peer group. The Directors noted that the management fee paid by the Fund was generally higher than the fees paid by other clients of the Advisers for accounts with similar investment strategies, but that the administrative and operational responsibilities for the Advisers with respect to the Fund were also relatively higher. In light of this difference, the Directors concluded that the management fee paid by the Fund relative to the fees paid by the Advisers’ other clients was reasonable.

The Directors further evaluated the benefits of the advisory relationship to LMPFA and the Advisers, including, among others, the profitability of the relationship to LMPFA and the Advisers; the direct and indirect benefits that LMPFA and each Adviser may receive from its relationship with the Fund, including any “fallout benefits,” such as reputational value derived from serving as investment manager or adviser to the Fund; and the affiliations between LMPFA, the Advisers and certain

Western Asset Absolute Return Portfolio	59

service providers for the Fund. In that connection, the Directors concluded that LMPFA and each Adviser’s profitability was consistent with levels of profitability that had been determined by courts not to be excessive. The Directors noted that Western Asset does not have soft dollar arrangements.

Finally, the Directors considered, in light of the profitability information provided by LMPFA and Western Asset, the extent to which economies of scale would be realized by the Advisers as the assets of the Fund grow. The Directors determined that the lack of breakpoints was appropriate and that the management fee structure for the Fund is reasonable.

In their deliberations with respect to these matters, the Independent Directors were advised by their independent counsel, who is independent of LMPFA and the Advisers within the meaning of Securities and Exchange Commission rules regarding the independence of counsel. The Independent Directors weighed each of the foregoing matters in light of the advice given to them by their independent counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Directors, including the Independent Directors, did not identify any single matter as all-important or controlling, and the foregoing summary does not detail all the matters considered. The Directors judged the terms and conditions of the Agreements, including the investment advisory fees, in light of all of the surrounding circumstances.

Based upon their review, the Directors, including all of the Independent Directors, determined, in the exercise of their business judgment, that they were generally satisfied with the quality of services being provided by LMPFA and the Advisers, but they would continue to closely monitor the performance of LMPFA and the Advisers; that the fees to be paid to the Advisers and LMPFA under the relevant Agreements were fair and reasonable, given the scope and quality of the services rendered by the Advisers and LMPFA; and that approval of the Agreements was in the best interest of the Fund and its shareholders.

60	Western Asset Absolute Return Portfolio

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Absolute Return Portfolio (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o Western Asset Management Company, 385 East Colorado Blvd., Pasadena, California 91101. Information pertaining to the Directors and Officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Directors and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Directors
Ronald J. Arnault
Year of birth	1943
Position(s) held with Fund	Director
Term of office and length of time served[1]	Served since 1997
Principal occupations during the past five years	Retired.
Number of portfolios in fund complex overseen[2]	12
Other directorships held	None
Anita L. DeFrantz
Year of birth	1952
Position(s) held with Fund	Director
Term of office and length of time served[1]	Served since 1998
Principal occupations during the past five years	President (1987-present) and Director (1990-present) of LA84 (formerly Amateur Athletic Foundation of Los Angeles); President and Director of Kids in Sports (1994-present); Vice President, International Rowing Federation (1986-present); Member of the International Olympic Committee (1986-present).
Number of portfolios in fund complex overseen[2]	12
Other directorships held	OBN Holdings, Inc. (film, television and media company)
Avedick B. Poladian
Year of birth	1951
Position(s) held with Fund	Director
Term of office and length of time served[1]	Served since 2007
Principal occupations during the past five years	Executive Vice President and Chief Operating Officer of Lowe Enterprises, Inc. (real estate and hospitality firm) (2002-present); Partner, Arthur Andersen, LLP (1974-2002).
Number of portfolios in fund complex overseen[2]	12
Other directorships held	Occidental Petroleum Corporation and Public Storage

Western Asset Absolute Return Portfolio	61

Independent Directors cont’d
William E. B. Siart
Year of birth	1946
Position(s) held with Fund	Director and Chairman
Term of office and length of time served[1]	Served since 1997
Principal occupations during the past five years	Trustee of The Getty Trust (2005-present); Chairman of Walt Disney Concert Hall, Inc. (1998-2006); Chairman of Excellent Education Development (2000-present).
Number of portfolios in fund complex overseen[2]	12
Other directorships held	None
Jaynie Miller Studenmund
Year of birth	1954
Position(s) held with Fund	Director
Term of office and length of time served[1]	Served since 2004
Principal occupations during the past five years

Director of Orbitz Worldwide, Inc. (2007-present) (online travel company); Director of MarketTools, Inc. (2010-present) (market research software provider); Director of Forest Lawn (2002-present) (memorial parks); Director of eHarmony, Inc. (2005-2011) (online dating company); Director of aQuantive Inc. (2004-2007) (digital marketing services company); Chief Operating Officer of Overture Services, Inc. (2001-2004) (commercial online search); and President and Chief Operating Officer of Paymybills.com (2000-2001) (online personal bill management service)

Number of portfolios in fund complex overseen[2]	12
Other directorships held	Orbitz Worldwide (global on-line travel company)
Interested Directors
R. Jay Gerken[3]
Year of birth	1951
Position(s) held with Fund	Director and President
Term of office and length of time served[1]	Served as a Director since 2006 and as President since 2007
Principal occupations during the past five years

Managing Director of Legg Mason & Co. (since 2005); Officer and Trustee/Director of 148 funds associated with LMPFA or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer of LMPFA (since 2006); President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management Inc. (“CFM”) (formerly registered investment advisers) (since 2002); formerly: Chairman, President and Chief Executive Officer of Travelers Investment Adviser, Inc. (prior to 2005).

Number of portfolios in fund complex overseen[2]	148
Other directorships held	N/A

62	Western Asset Absolute Return Portfolio

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Interested Directors cont’d
Ronald L. Olson[4]
Year of birth	1941
Position(s) held with Fund	Director
Term of office and length of time served[1]	Served since 2005
Principal occupations during the past five years	Senior Partner of Munger, Tolles & Olson LLP (a law partnership) (1968-present).
Number of portfolios in fund complex overseen[2]	12
Other directorships held	Edison International, City National Corporation (financial services company), The Washington Post Company, and Berkshire Hathaway, Inc.
Officers[5]
Kaprel Ozsolak 55 Water Street New York, NY 10041
Year of birth	1965
Position(s) held with Fund	Principal Financial and Accounting Officer
Term of office and length of time served[1]	Served since 2010
Principal occupations during the past five years	Director of Legg Mason & Co. (since 2005); Chief Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007) and Legg Mason & Co. predecessors (prior to 2007); formerly, Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010) and Legg Mason & Co. predecessors (prior to 2005); formerly, Controller of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2004)
Number of portfolios in fund complex overseen[2]	N/A
Other directorships held	N/A

Western Asset Absolute Return Portfolio	63

Officers[5] cont’d
Erin K. Morris 100 International Drive Baltimore, MD 21202
Year of birth	1966
Position(s) held with Fund	Treasurer
Term of office and length of time served[1]	Served since 2006
Principal occupations during the past five years	Vice President and Manager Global Funds Administration, Legg Mason & Co., LLC (2005-present); Assistant Vice President and Manager, Fund Accounting Legg Mason Wood Walker, Incorporated (2002-2005); Treasurer, Western Asset Funds, Inc., Western Asset Income Fund and Western Asset Premier Bond Fund (2006-present); Western Asset/Claymore Inflation-Linked Securities & Income Fund and Western Asset/Claymore Inflation-Linked Opportunities & Income Fund (2010-present); Assistant Treasurer Legg Mason Partners Fund Complex (2007-present); Formerly Assistant Treasurer, Western Asset Funds, Inc., Western Asset Income Fund and Western Asset Premier Bond Fund (2001-2006); Western Asset/Claymore Inflation-Linked Securities & Income Fund (2003-2009) and Western Asset/Claymore Inflation-Linked Opportunities & Income Fund (2004-2009)
Number of portfolios in fund complex overseen[2]	N/A
Other directorships held	N/A

64	Western Asset Absolute Return Portfolio

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Officers[5] cont’d
Todd F. Kuehl 100 International Drive Baltimore, MD 21202
Year of birth	1968
Position(s) held with Fund	Chief Compliance Officer
Term of office and length of time served[1]	Served since 2007
Principal occupations during the past five years	Director, Legg Mason & Co., LLC (2006-present); Chief Compliance Officer of Legg Mason Private Portfolio Group (2009-present); Chief Compliance Officer of Western Asset/Claymore Inflation-Linked Securities & Income Fund, Western Asset/Claymore Inflation-Linked Opportunities & Income Fund, Western Asset Income Fund, Western Asset Premier Bond Fund and Western Asset Funds, Inc. (2007-present) and Barrett Growth Fund and Barrett Opportunity Fund (2006-2008); Branch Chief, Division of Investment Management, U.S. Securities and Exchange Commission (2002-2006).
Number of portfolios in fund complex overseen[2]	N/A
Other directorships held	N/A
Robert I. Frenkel 100 First Stamford Place Stamford, CT 06902
Year of birth	1954
Position(s) held with Fund	Secretary and Chief Legal Officer
Term of office and length of time served[1]	Served since 2009
Principal occupations during the past five years

Vice President and Deputy General Counsel of Legg Mason, Inc. (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006).

Number of portfolios in fund complex overseen[2]	N/A
Other directorships held	N/A

[1]

Each Officer holds office until his or her respective successor is chosen and qualified, or in each case until he or she sooner dies, resigns, is removed with or without cause or becomes disqualified. Each of the Directors of the Corporation holds office until his or her successor shall have been duly elected and shall qualify, subject to prior death, resignation, retirement, disqualification or removed from office and applicable law and the rules of the New York Stock Exchange.

[2]

In addition to overseeing the eight portfolios of the Corporation each Director also serves as a Trustee of Western Asset Premier Bond Fund and as a Director of Western Asset Income Fund, Inc. (closed-end investment companies), which are considered part of the same Fund Complex as the Fund. In addition, Mr. Gerken serves as Director/Trustee to 136 other portfolios associated with Legg Mason & Co., LLC or its affiliates. Legg Mason & Co., LLC is an affiliate of Western Asset Management Co. (“WAM”).

[3]

Mr. Gerken is an “Interested person” (as defined in section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)) of each Fund because of his positions with subsidiaries of, and ownership of shares of common stock of, Legg Mason, Inc., the parent company of WAM.

[4]	Mr. Olson is an “Interested person” (as defined above) of each Fund because his law firm has provided legal services to WAM.

[5]	Each officer of the Corporation is an “Interested person” (as defined above) of the Corporation.

Western Asset Absolute Return Portfolio	65

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2010:

Record date:	Daily	Monthly
Payable date:	1/31/2010	February 2010 — December 2010
Ordinary income:
Qualified dividend income for individuals	0.29%	0.21%
Dividends qualifying for the dividends
received deduction for corporations	0.29%	0.21%
Interest from federal obligations	8.22%	8.22%
Tax return of capital	6.13%	10.97%

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.

Western Asset

Absolute Return Portfolio

Directors

William E. B. Siart, Chairman

Ronald J. Arnault

Anita L. DeFrantz

R. Jay Gerken

Ronald L. Olson

Avedick B. Poladian

Jaynie Miller Studenmund

Investment manager

Legg Mason Partners Fund Advisor, LLC

Investment advisers

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Ltd

Western Asset Management Company Pte. Ltd.

Transfer agent

Boston Financial Data Services

2000 Crown Colony Drive

Quincy, MA 02169

Custodian

State Street Bank and Trust Company

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Western Asset Absolute Return Portfolio

The Fund is a separate investment series of Western Asset Funds, Inc.

Western Asset Absolute Return Portfolio

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Absolute Return Portfolio. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2011 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information, about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE ANNUAL REPORT

Western Asset Management Company

Legg Mason, Inc. Subsidiaries

www.leggmason.com/individualinvestors

©2011 Legg Mason Investor Services, LLC Member FINRA, SIPC

WASX013140 2/11 SR11-1327

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Mr. Ronald J. Arnault, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial expert,” and have designated Mr. Arnault as the Audit Committee’s financial expert. Mr. Arnault is “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2009 and December 31, 2010 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $444,700 in 2009 and $456,100 in 2010.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2009 and $0 in 2010. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Western Asset Funds, Inc.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Western Asset Funds, Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $47,500 in 2009 and $48,800 in 2010. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate other fees billed in the Reporting Periods for products and services provided by the Auditor were $0 in 2010, other than the services reported in paragraphs (a) through (c) for the Item for the Western Asset Funds, Inc. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Funds, Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Funds, Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Funds, Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2009 and 2010; Tax Fees were 100% and 100% for 2009 and 2010; and Other Fees were 100% and 100% for 2009 and 2010.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Funds, Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Funds, Inc. during the reporting period were $0 in 2010.

(h) Yes. Western Asset Funds, Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset Funds, Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Ronald J. Arnault

Anita L. DeFrantz

Avedick B. Poladian

William E.B. Siart

Jaynie Miller Studenmund

b) Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Funds, Inc.

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
President and Principal Executive Officer of
Western Asset Funds, Inc.

Date: February 28, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
President and Principal Executive Officer of Western Asset Funds, Inc.

Date: February 28, 2011

By:	/S/ KAPREL OZSOLAK
(Kaprel Ozsolak)
Principal Financial and Accounting Officer
Western Asset Funds, Inc.

Date: February 28, 2011